As filed with the Securities and Exchange Commission on January 30, 2008

Securities Act File No. 333-

Investment Company Act File No. 811-21652

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒         Registration Statement under the Securities Act of1933

☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒         Registration Statement under the Investment Company Act of 1940

☒         Amendment No. 4

FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND

(Exact Name of Registrant as Specified in Charter)

2455 CORPORATE WEST DRIVE

LISLE, ILLINOIS 60532

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (630) 505-3736

NICHOLAS DALMASO

CLAYMORE ADVISORS, LLC

2455 CORPORATE WEST DRIVE

LISLE, ILLINOIS 60532

(Name and Address of Agent for Service)

COPIES TO:

THOMAS A. HALE

SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP

333 W. WACKER DRIVE

CHICAGO, ILLINOIS 60606

Approximate date of proposed public offering: from time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF BEING			AMOUNT OF
REGISTERED	AMOUNT BEING	AGGREGATE	REGISTRATION
SECURITIES	REGISTERED (1)	OFFERING PRICE (2)	FEE (2)

Common Shares, $.01 par value		$ 1,000,000	$ 39.30

(1)       A presently indeterminate number of common shares are being registered hereunder.

(2)       Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457 (o) under the Securities Act of 1933, as amended. In no event will the aggregate initial offering price of all common shares offered from time to time pursuant to the prospectus included in this Registration Statement exceed $                .

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Subject to Completion, dated January 30, 2008

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS

  $

Fiduciary/Claymore MLP Opportunity Fund

Common Shares

Investment Objective. Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in this Prospectus) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

Investment Parameters. Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined in this Prospectus) in MLP entities and invests at least 65% of its Managed Assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, including up to 20% of its Managed Assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current income and gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

Investment Adviser and Sub-Adviser. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities.

Offering. The Fund may offer, from time to time, up to $ aggregate initial offering price of common shares of beneficial interest, par value $0.01 per share ("Common Shares"), in one or more offerings. The Fund may offer Common Shares in amounts, at prices and on terms set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement"). You should read this Prospectus and any related Prospectus Supplement carefully before you decide to invest in the Common Shares.

The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering of Common Shares will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement. See "Plan of Distribution."

(continued on following page)

Investing in the Fund's Common Shares involves certain risks that are described in the "Risks" section beginning on page   of this Prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated , 2008

(continued from previous page)

Common Shares. The Fund's currently outstanding Common Shares are, and the Common Shares offered in this Prospectus will be, listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO". The net asset value of the Common Shares at the close of business on , 2008 was $ per share, and the last sale price of the Common Shares on the NYSE on such date was $ . See "Market and Net Asset Value Information."

Financial Leverage. The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively "Financial Leverage"). The Fund has entered into a commercial paper conduit funding agreement with a line of credit of $[ ]. On                      , 2008, outstanding Borrowings under the line of credit was of $[                       ], which represented % of the Fund's total assets. See "Use of Financial Leverage."

Tax Status. Because of the Fund's concentration in MLP investments, the Fund is not eligible to be treated as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

You should read this Prospectus, which contains important information about the Fund, together with any Prospectus Supplement, before deciding whether to invest and retain it for future reference. A Statement of Additional Information, dated , 2008, (the "SAI") containing additional information about the Fund, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the Statement of Additional Information, the table of contents of which is on page   of this Prospectus, or request other information about the Fund (including the Fund's annual and semi-annual reports) or make shareholder inquiries by calling (888) 991-0091 or by writing the Fund, or you may obtain a copy (and other information regarding the Fund) from the SEC's web site (http://www.sec.gov). Free copies of the Fund's reports and the SAI also are available from the Fund's website at www.fiduciaryclaymore.com.

The Fund's Common Shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PROSPECTUS SUMMARY

This is only a summary of information contained elsewhere in this Prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's Common Shares. You should carefully read the more detailed information contained in this Prospectus, any related Prospectus Supplement and the Statement of Additional Information, dated , 2008 (the "SAI"), especially the information set forth under the headings "Investment Objective and Policies" and "Risks."

The Fund    Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund's investment adviser is Claymore Advisors, LLC (the "Adviser"). Fiduciary Asset Management, LLC (the "Sub-Adviser") serves as the Fund's sub-adviser and is responsible for the management of the Fund's portfolio of securities. The Fund's common shares of beneficial interest, par value $0.01 per share, are called "Common Shares" and the holders of Common Shares are called "Common Shareholders" throughout this Prospectus.

The Offering    The Fund may offer, from time to time, up to $ aggregate initial offering price of Common Shares, on terms to be determined at the time of the offering. The Fund will offer Common Shares at prices and on terms to be set forth in one or more supplements to this Prospectus (each a "Prospectus Supplement").

  The Fund may offer Common Shares (1) directly to one or more purchasers, (2) through agents that the Fund may designate from time to time, or (3) to or through underwriters or dealers. The Prospectus Supplement relating to a particular offering will identify any agents or underwriters involved in the sale of Common Shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between the Fund and agents or underwriters or among underwriters or the basis upon which such amount may be calculated. The Fund may not sell Common Shares through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the offering of Common Shares. See "Plan of Distribution."

Use of Proceeds    Unless otherwise specified in a Prospectus Supplement, the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

Investment Objective and
Policies    The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The "total return" sought by the Fund includes appreciation in the net asset value of the Fund's Common Shares and all distributions made by the Fund to its Common Shareholders, regardless of the tax characterization of such distributions. There can be no assurance that the Fund will achieve its investment objective.

  The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors (such as the Fund) a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

Portfolio Investment
Parameters    Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined below) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. "MLP Affiliates" includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP general partner interests, MLP preferred units and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of MLP entities currently ranges from approximately $150 million to $3 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

  The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current income and gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

  The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

  The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"), BB or lower by Standard & Poor's Ratings Group ("S&P"), comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

  The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund's Investments    Master Limited Partnerships. An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose partnership interests or "units" are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as natural resources activities, interest, dividends, real estate rents, income from sales of real property, gains on sales of assets, in limited circumstances, income and gains from commodities and futures, forwards or options with respect to commodities. An MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Currently, most MLPs operate in the energy, natural resources or real estate sectors. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

  MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

  MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to subordinated unit holders or incentive distributions may be paid to the general partner.

  MLP Subordinated Units. MLP subordinated units are not typically listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly-issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

  MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

  I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP Affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

  General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

  Equity Securities of MLP Affiliates and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including the general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

  Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

  In connection with its investments in restricted securities generally, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such an investment may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

  Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality.

  Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

  Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund may invest are engaged primarily in the energy sector of the economy. Energy sector MLP entities in which the Fund may invest engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

  Other Sector Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

  Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stocks and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may "sell" or "write" options on securities held in the Fund's portfolio. It may not sell "naked" call options, i.e. options representing more shares of the security than are held in the portfolio. The Fund anticipates that it may employ its option strategy on a consistent and on-going basis, although it expects that the Fund may pursue such strategy to a greater extent during the period in which the Fund is initially investing the proceeds from this offering in securities of MLP entities.

  Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market in the United States or elsewhere.

  Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

  Strategic Transactions. The Fund may, but is not required to, use various strategic transactions in futures, options and other derivatives contracts (other than the covered call option strategy described above) for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Such strategic transactions are generally accepted under modern portfolio management practices and are regularly used by many investment companies and other institutional investors.

Use of Financial Leverage    The Fund may seek to enhance the level of the Fund's current distributions through the use of financial leverage. The Fund may leverage through the issuance of preferred shares ("Preferred Shares''). The Fund may also borrow or issue debt securities ("Borrowings,'' and collectively with the Preferred Shares, "Financial Leverage''). The Fund has entered into a commercial paper conduit funding agreement with a line of credit of $[                    ]. On                    , 2008, outstanding Borrowings under the

line of credit were $[                    ], which represented % of the Fund's total assets. The issuance of additional Common Shares would enable the Fund to increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also borrow in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed. See "Use of Financial Leverage'' and "Risks—Financial Leverage Risk.'' As used in this Prospectus, the term "Managed Assets" includes any assets attributable to the proceeds of Financial Leverage.

Advantages over Direct Investment in MLP Entities    The Fund has been structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

  •  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

  •  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

  •  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

  •  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

  •  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of direct investors in MLPs to use their allocable share of any losses generated by an MLP.

  •  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund, will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

  •  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals.

  Common Shareholders will bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Tax Considerations    The Fund is treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). Because of the Fund's concentration in MLP investments, the Fund is not eligible to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

  The types of MLPs in which the Fund intends to invest historically have made cash distributions to their limited partners in excess of the amount of their taxable income allocable to their limited partners. This is the result of a variety of factors, including significant non-cash deductions, including accelerated depreciation. The portion, if any, of the cash distributions received by the Fund with respect to its investment in the equity securities of an MLP that exceeds the Fund's allocable share of the MLP's net taxable income will not be treated as taxable income to Fund, but rather will be treated as a return of capital to the extent of the Fund's basis in such MLP equity securities.

  The Fund expects to pay cash distributions to its shareholders in excess of the Fund's taxable income. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Subject to certain holding period and other requirements, any such dividend will be eligible (i) to be treated as "qualified dividend income" in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. The favorable U.S. federal tax treatment of certain ordinary income dividends as "qualified dividend income" is set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken. If the Fund's distributions exceed the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the shareholder's tax basis in the Common Shares (thus reducing a shareholder's adjusted tax basis in his, her or its Common Shares), and thereafter as capital gain assuming the Common Shares are held as a capital asset. The Fund expects that a significant portion of its distributions on its Common Shares will constitute a tax-deferred return of capital. Upon the sale of Common Shares, a shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted tax basis in the Common Shares sold. See "U.S. Federal Income Tax Considerations."

Distributions    The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from option writing and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income and realized gains and the costs of any Financial Leverage utilized by the Fund. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital.

  If you will be holding the Common Shares in your own name or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect to receive cash, all dividends and distributions that are declared by the Fund will be automatically reinvested in additional Common Shares of the Fund pursuant to the Plan. If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described herein. Consult your financial adviser for more information. See "Automatic Dividend Reinvestment Plan."

Management of the Fund    Claymore Advisors, LLC serves as the Fund's investment adviser, pursuant to an investment advisory agreement with the Fund. As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays to the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

  Fiduciary Asset Management, LLC serves as the Fund's investment sub-adviser, pursuant to a sub-advisory agreement with the Fund and the Adviser. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

Listing and Symbol    The Common Shares of the Fund are listed on the NYSE under the symbol "FMO."

Special Risk Considerations    Investment and Market Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

  Risks of Investing in MLP Units. An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example a conflict may arise as a result of incentive distribution payments.

  Tax Risks of Investing in Equity Securities of MLPs. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

  To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by the Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

  Changes in tax laws or regulations, or future interpretations of such laws or regulations, could adversely affect the Fund or the MLP entities in which the Fund invests.

  Affiliated Party Risk. Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

  Equity Securities Risk. A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

  MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

  I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

  Concentration Risk. Because the Fund invests in MLP entities, a substantial portion of which are expected to be engaged primarily in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

  Energy Sector Risks. Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund invests are engaged in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and companies operating in the energy sector, including the following:

  Commodity Price Volatility Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would impact directly companies that own such energy commodities and could impact indirectly companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

  Supply and Demand Risk. MLP entities and other companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; or increased commodity prices.

  Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities, exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

  Marine Transportation Companies Risks. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

  Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector.

  Acquisition Risk. Energy sector MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that such MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

  Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

  Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

  Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

  Other Sector Risks. The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

  Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

  Real Estate Sector Risks. The Fund may invest in MLP entities or other companies operating in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events; lack of adequate insurance; and environmental issues may contribute to the risks in a real estate investment.

  Small Capitalization Risk. The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

  Restricted Securities Risks. The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

  Cash Flow Risk. The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

  Risks Associated with Options on Securities. There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

  Liquidity Risk. MLP common units and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

  Valuation Risk. Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. In order to calculate taxable income allocable to MLP units and the associated deferred tax liability for the purposes of financial statement reporting and determining the Fund's net asset value, the Fund will rely on information provided by the MLPs issuing such units, which may not be timely. As more information becomes available, the Fund will refine its estimates and assumptions regarding its deferred tax liability, which would likely cause the net asset value of the Fund to fluctuate.

  Interest Rate Risk. Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

  During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

  In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

  Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

  Lower Grade Securities Risk. The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

  Portfolio Turnover Risk. The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

  Foreign Securities. Investing in securities of foreign companies (or foreign governments) may involve certain risks not typically associated with investing in domestic companies. The prices of foreign securities may be affected by factors not present with securities traded in the U.S. markets, including, political and economic conditions, less stringent regulation and higher volatility. As a result, many foreign securities may be less liquid and more volatile than U.S. securities. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversly affect the net return on such investments. The Fund's investments in securities of foreign issuers may consist of investments in ADRs. ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere. Although ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they continue to be subject to many of the risks associated with investing directly in foreign securities.

  Derivatives Risk. In addition to the risks associated with the option strategies described above, the Fund may participate in certain derivative transactions. Such transactions entail certain execution, market, liquidity, hedging and tax risks. Participation in the options or futures markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call option writing strategy and put option writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies.

  Market Discount Risk. The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund's ability to sell Common Shares below NAV may increase this pressure. These sales also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

  Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

  Dilution Risk. The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest.

If the Fund sells Common Shares below NAV, its NAV will decline immediately after such issuance. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares." If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

  Other Investment Companies Risk. The Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus.

  Royalty Trust Risk. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

  Financial Leverage. Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

  Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

  It is also possible that the Fund will be required to sell assets, possibly at a loss (or at a gain which could give rise to corporate level tax), in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

  Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial

Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

  Competition Risk. Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

  Affiliated Transaction Restrictions. From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

  Non-Diversified Status. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately [55] publicly traded MLPs. The Fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

  Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

  Current Developments. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions in the Fund's Governing Documents    The Fund's Agreement and Declaration of Trust and Bylaws (the "Governing Documents") include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents" and "Risks—Anti-Takeover Provisions."

Custodian, Administrator and Transfer Agent    The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

  The Bank of New York serves as the Fund's, dividend disbursing agent, agent under the Fund's Automatic Dividend Reinvestment Plan (the "Plan Agent"), transfer agent and registrar with respect to the Common Shares of the Fund.

  Claymore Advisors, LLC serves as the Fund's administrator. Pursuant to an administrative agreement, Claymore Advisors provides certain administrative, bookkeeping and accounting services to the Fund.

SUMMARY OF FUND EXPENSES

The following table contains information about the costs and expenses that Common Shareholders will bear directly or indirectly. The table is based on the capital structure of the Fund as of November 30, 2007. As of that date, the Fund had $[ ] in Borrowings outstanding representing [ ]% of total assets.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	— (1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	— (1)
Dividend Reinvestment Plan Fees (2)	None
Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	%
Interest Payments on Borrowed Funds	%
Other Expenses (3)%
Total Annual Expenses	%

(1)  If Common Shares to which this Prospectus relates are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses borne by the Fund.

(2)  Common Shareholders will pay brokerage charges if they direct the Plan Agent to sell Common Shares held in a dividend reinvestment account. See "Automatic Dividend Reinvestment Plan."

(3)  Other expenses are based on estimated amounts for the current fiscal year. Other expenses do not include income or expense (benefit) related to realized or unrealized investment gains or losses.

The purpose of the table above and the example below is to help you understand the fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly.

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses that you would pay on a $1,000 investment in Common Shares, assuming (1) "Total annual expenses" of    % of net assets attributable to Common Shares and (2) a 5% annual return*:

Cumulative Expenses Paid for the Period of:
	1 Year	3 Years	5 Years	10 Years
Total Expenses paid by Common Shareholders (1)	$	$	$	$

(1)  The example above does not include sales loads or estimated offering costs.

*  The example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed. Moreover, the Fund's actual rate of return may be higher or lower than the hypothetical 5% return shown in the example. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. Except where noted, the information in this table is derived from the Fund's financial statements audited by , independent registered public accounting firm for the Fund, whose report on such financial statements, together with the financial statements of the Fund, are included in the Fund's annual report to shareholders for the period ended [ ], 2007, and and incorporated by reference into the SAI, which is available upon request.

[TO COME]

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a statutory trust on October 4, 2004 pursuant to a Certificate of Trust and is governed by the laws of the State of Delaware. The Fund commenced investment operations on December 28, 2004. The Fund's principal office is located at 2455 Corporate West Drive, Lisle, Illinois 60532, and its telephone number is (630) 505-3700. Except as otherwise noted, all percentage limitations set forth in this Prospectus apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action.

USE OF PROCEEDS

Unless otherwise specified in a supplement to this Prospectus (each a "Prospectus Supplement"), the Fund intends to invest the net proceeds of an offering of Common Shares in accordance with its investment objective and policies as stated herein. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of an offering of Common Shares in accordance with its investment objective and policies within three months after the completion of such offering. Pending such investment, it is anticipated that the proceeds will be invested in U.S. government securities or high quality, short-term money market securities. The Fund may also use the proceeds for working capital purposes, including the payment of distributions, interest and operating expenses, although the Fund currently has no intent to issue Common Shares primarily for this purpose.

MARKET AND NET ASSET VALUE INFORMATION

The Fund's currently outstanding Common Shares are, and the Common Shares offered by this Prospectus, will be, subject to notice of issuance, listed on the New York Stock Exchange (the "NYSE"). The Fund's Common Shares commenced trading on the NYSE on December 28, 2004.

The Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to the Fund's net asset value ("NAV") per share. Although the Common Shares recently have traded at a premium to NAV, there can be no assurance that this will continue after the offering nor that the Common Shares will not trade at a discount in the future. The continued development of alternative vehicles for investment in a portfolio of securities of MLP entities (as defined in this Prospectus), including other publicly traded investment companies and private funds, may reduce or eliminate any tendency of the Common Shares to trade at a premium in the future. Shares of closed-end investment companies frequently trade at a discount to net asset value. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. See "Risks—Market Discount Risk."

The following table sets forth, for each of the periods indicated, the high and low closing market prices for the Common Shares on the NYSE, the NAV per Common Share and the premium or discount to net asset value per Common Share at which the Common Shares were trading. NAV is generally determined on each Tuesday that the NYSE is open for business and the last business day of each calendar month. See "Net Asset Value" for information as to the determination of the Fund's NAV.

	NYSE Market Price Per Share		NAV per Common Share on Date of Market Price High and Low(2)		Premium/(Discount) on Date of Market Price High and Low(3)
	High	Low	High	Low	High	Low
During Quarter Ended
November 30, 2007
August 31, 2007
May 31, 2007
February 28, 2007
November 30, 2006
August 31, 2006
May 31, 2006
February 28, 2006
November 30, 2005
August 31, 2005
May 31, 2005
February 28, 2005(4)
Source of market prices: [ ]

  (1)  Based on the Fund's computations

  (3)  Calculated based on the information presented. Percentages are rounded.

  (4)  Period from the date on which the Common Shares commenced trading on the NYSE (December 28, 2004) to February 28, 2005.

The last reported sale price, NAV per Common Share and percentage [discount/premium] to NAV per Common Share on , 2008 was $ , $ and % respectively. As of , 2008, Common Shares of the Fund were outstanding.

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. There can be no assurance that the Fund will achieve its investment objective.

The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined below) (collectively with MLPs, "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, such as the Fund, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. However, there can be no assurance in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to Common Shareholders.

The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. There can be no assurance that the Fund will achieve its investment objective.

Portfolio Investment Parameters

Under normal market conditions, the Fund invests at least 80% of its Managed Assets (as defined herein) in MLP entities, and invests at least 65% of its Managed Assets in equity securities of MLP entities. "Managed Assets" of the Fund means the total assets of the Fund, including the assets attributable to the proceeds from any Financial Leverage, minus liabilities, other than liabilities related to any Financial Leverage. "MLP Affiliates" includes affiliates of MLPs that own general partner interests or, in some cases, subordinated units, registered or unregistered common units, or other limited partner units in an MLP. "Equity securities" of MLP entities include MLP common units, MLP subordinated units, MLP preferred units, MLP general partner interests and equity securities of MLP Affiliates, including I-Shares. The market capitalization of equity securities of MLP entities currently ranges from approximately $150 million to $3 billion. However, the Fund may invest in equity securities of MLP entities without regard for their market capitalization. A substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors of the economy. For as long as the word "MLP" is in the name of the Fund, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in MLP entities.

The Fund may also invest in common stocks of large capitalization companies, including companies engaged in the energy, natural resources and real estate sectors. To seek to generate current income and gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund's portfolio.

The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities, which may consist of equity securities of MLP entities and other securities of public and non-public companies, provided that the Fund will not invest more than 20% of its Managed Assets in restricted securities issued by non-public companies.

The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's Investors Service, Inc. ("Moody's"); BB or lower by Standard & Poor's Ratings Group ("S&P"); comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's; B- by S&P; comparably rated by another statistical rating organization; or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. The Fund may invest in debt securities without regard for their maturity.

The Fund may invest up to 20% of its Managed Assets in equity securities of issuers other than MLP entities.

The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers.

The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

The Fund may invest up to 15% of its Managed Assets in royalty trusts.

These policies may be changed by the Fund's Board of Trustees, but no change is anticipated. If the Fund's policy with respect to investing at least 80% of the Managed Assets of the Fund in MLP entities changes, the Fund will provide shareholders at least 60 days' notice before implementation of the change.

THE FUND'S INVESTMENTS

Master Limited Partnerships

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose interests or "units" are traded on securities exchanges like shares of corporate stock. An MLP consists of a general partner and limited partners. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. Any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. An incentive distribution to the general partner provides that as the distribution increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership's cash flow and increase distributions to the limited partners. To qualify as an MLP for U.S. federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as natural resources activities, interest, dividends, real estate rents, income from sales of real property, gains on sales of assets, income from commodities, and, in limited circumstances, income and gains from futures, forwards or options with respect to commodities. Currently, most MLPs operate in the energy, natural resources, or real estate sectors. Therefore, the Fund anticipates that a substantial portion of the MLP entities in which the Fund invests will be engaged primarily in the energy, natural resources and real estate sectors. The Fund may, however, invest in MLP entities in any sector of the economy. Due to their partnership structure, MLPs generally do not pay income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e. corporate level tax and tax on corporate dividends).

Advantages of Investment in the Fund Over Direct Investment in MLPs

The Fund is structured to seek to provide an efficient vehicle through which the Fund's shareholders may invest in a portfolio of publicly traded securities of MLP entities. An investment in the Fund offers investors several advantages as compared to direct investments in MLP entities, including the following:

•  The Fund allows shareholders to invest, through a single investment vehicle, in a portfolio that includes a number of MLP entities.

•  The Fund may purchase securities of MLP entities through direct placements. Purchasing restricted or unrestricted securities of MLP entities through direct placements may offer the potential for increased returns as compared to purchasing securities of MLP entities through open market transactions. Such opportunities, however, are typically available only to institutional investors, such as the Fund.

•  Common Shareholders will receive a single IRS Form 1099. Direct investors in MLPs receive an IRS Schedule K-1 from each MLP in which they are invested.

•  An investment in the Fund will not cause a shareholder to be required to file state income tax returns in any state in which such investor is not otherwise required to file a tax return. Direct investors in an MLP are considered limited partners of the MLP and may be required to file state income tax returns in each state in which the MLP operates.

•  Common Shareholders are not limited by the passive activity loss rules in their ability to use any losses resulting from their purchase and sale of Common Shares to offset other gains. The passive activity loss rules limit the ability of direct investors in MLPs to use their allocable share of any losses generated by an MLP.

•  For Common Shareholders who are tax-exempt investors, including employee benefit plans and IRA accounts, distributions received from the Fund, will generally not be treated as unrelated business taxable income ("UBTI") unless such investor's Common Shares are debt-financed. Income received by tax-exempt investors directly from MLPs is generally treated as UBTI.

•  Subject to certain holding period and other requirements, distributions by the Fund that are taxable as dividends (i.e., distributions out of the Fund's current or accumulated earnings and profits) will be eligible for the dividends received deduction in the case of corporate shareholders and, in the case of dividends paid in taxable years beginning on or before December 31, 2010, will be treated as "qualified dividend income" for shareholders taxed as individuals. The special rules treating ordinary income dividends payable to individuals as "qualified dividend income" are set to expire for tax years beginning on or after January 1, 2011, unless further Congressional action is taken.

Common Shareholders bear the Fund's operating costs, including management fees, custody and administration charges, and the costs of operating as an investment company.

Investment Philosophy

Under normal market conditions, the Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Sub-Adviser seeks to identify securities offering a combination of quality, growth and yield intended to produce superior total returns over the long run. The stock selection process employed by the Sub-Adviser includes consideration of quantitative, qualitative and relative value factors. The Sub-Adviser emphasizes proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities in which the Fund invests. In applying its criteria, the Sub-Adviser considers a company's proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, incentive structure and management team.

Portfolio Contents

The Fund seeks to achieve its investment objective by investing primarily in securities of MLP entities that the Sub-Adviser believes offer attractive distribution rates and capital appreciation potential. The Fund may invest in other securities described below consistent with the Fund's investment objective and policies.

MLP Equity Securities. Equity securities issued by MLPs currently consist of common units, subordinated units and preferred units.

MLP Common Units. MLP common units are typically listed and traded on national securities exchanges, including the New York Stock Exchange (the "NYSE"), the American Stock Exchange (the "AMEX") and the NASDAQ Stock Market (the "NASDAQ"). The Fund will typically purchase MLP common units through open market transactions, but may also acquire MLP common units through direct placements. Holders of MLP common units have limited control and voting rights. Holders of MLP common units are entitled to receive minimum quarterly distributions, including arrearage rights, from the MLP. Minimum quarterly distributions to holders of common units must be satisfied before any distributions may be paid to convertible subordinated unit holders or incentive distributions may be paid to the general partner. In the event of a liquidation, common unit holders have preference to the remaining assets of the MLP over subordinated units, but not over debt holders or preferred unit holders.

MLP Subordinated Units. MLP subordinated units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP subordinated units through negotiated transactions directly with affiliates of MLPs and institutional holders of such units or will purchase newly issued subordinated units directly from MLPs. Holders of MLP subordinated units are entitled to receive minimum quarterly distributions after payments to holders of common units have been satisfied and prior to incentive distributions to the general partner. MLP subordinated units do not provide arrearage rights. Subordinated units typically have limited voting rights similar to common units. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the MLP of specified financial goals.

MLP Preferred Units. MLP preferred units are typically not listed on an exchange or publicly traded. The Fund will typically purchase MLP preferred units through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

I-Shares. I-Shares represent an ownership interest issued by an MLP Affiliate. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP in the form of I-units. Thus, I-Shares represent an indirect interest in MLP limited partnership interest. I-units have similar features as MLP common units in terms of voting rights, liquidation preference and distribution. I-Shares themselves have limited voting rights and are similar in that respect to MLP common units. I-Shares differ from MLP common units primarily in that instead of receiving cash distributions, holders of I-Shares will receive distributions of additional I-Shares, in an amount equal to the cash distributions received by common unit holders. I-Shares are traded on the NYSE or the AMEX.

General Partner Interests. General partner interests of MLPs are typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. A holder of general partner interests can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner interest. General partner interests often confer direct board participation rights in, and in many cases control over, the operations of the MLP. General partner interests are not publicly traded, but may be owned by publicly traded entities. General partner interests receive cash distributions, typically 2% of an MLP's aggregate cash distributions, which are contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights, which provide them with a larger proportionate share of the aggregate MLP cash distributions as the distributions increase. General partner interests generally cannot be converted into common units. The general partner interest can be redeemed by the MLP if the MLP unit holders choose to remove the general partner, typically with a supermajority vote by limited partner unit holders.

Equity Securities of Entities Related to MLPs and Other Equity Securities. The Fund may invest in (i) equity securities issued by MLP Affiliates, including general partners of MLPs, and (ii) equity securities of issuers other than MLP entities, including common stocks of issuers engaged primarily in the energy, natural resources and real estate sectors. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. The Fund intends to purchase equity securities through market transactions, but may also acquire equity securities through direct placements.

Restricted Securities. The Fund may invest up to 40% of its Managed Assets in unregistered or otherwise restricted securities. "Restricted securities" are securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on resale. The Fund will typically acquire restricted securities in directly negotiated transactions.

In connection with its investments in restricted securities, the Fund may invest up to 20% of its Managed Assets in restricted securities issued by non-public companies. In some instances, such investments may be made with the expectation that the assets of such non-public company will be contributed to a newly-formed MLP entity or sold to or merged with an existing MLP entity in the future.

Debt Securities. The Fund may invest a total of up to 25% of its Managed Assets in debt securities of MLP entities and other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another statistical rating organization, or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality). The Fund may invest in debt securities which provide for fixed or variable principal payments and various types of interest rate and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features. The Fund may invest in debt securities of any maturity. Certain bonds are "perpetual" in that they have no maturity date. The Fund will typically purchase below investment grade securities which, at the time of acquisition, are rated at least B3 by Moody's, B- by S&P, comparably rated by another statistical rating organization, or, if unrated, determined by the Sub-Adviser to be of comparable credit quality. If a debt security purchased by the Fund, which satisfied the Fund's minimum rating criteria at the time of purchase, is subsequently downgraded below such rating, the Fund will not be required to sell such security. In the event of a such a downgrade, the Sub-Adviser will consider what action to take in the best interest of the Fund and its shareholders.

Royalty Trusts. The Fund may invest up to 15% of its Managed Assets in royalty trusts. Royalty trusts are publicly traded investment vehicles that gather income on royalties and pay out almost all cash flows to shareholders as distributions. Royalty trusts typically have no physical operations and no management or employees. Typically royalty trusts own the rights to royalties on the production and sales of a natural resource, including oil, gas, minerals and timber. Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs.

Energy Sector Investments. Many MLP entities operate within the energy sector. Therefore, a substantial proportion of the MLP entities in which the Fund invests are concentrated in the energy sector of the economy. MLP entities and other companies operating in the energy sector, in which the Fund may invest, engage in transporting, processing, storing, distributing or marketing natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal, or exploring, developing, managing or producing such commodities or products.

Other Sectors Investments. The Fund may invest in MLP entities in the natural resources and real estate sectors and may invest in MLP entities operating in any other sector of the economy. MLP entities and other companies operating in the natural resources sector, include companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. MLP entities and other companies operating in the real estate sector, include companies which may develop land, own or manage residential, commercial and undeveloped properties, own mortgage securities, and provide financing to owners and developers of multi-family housing or other real estate or building ventures.

Covered Call Option Strategy. The Fund may employ an option strategy of writing (selling) covered call options on a portion of the securities, including common stock and MLP common units, in the Fund's portfolio to seek to augment its income and gains by generating option premiums while possibly offsetting a portion of a market decline in the underlying security. The Fund may pursue such option strategy to a greater extent during the period in which the Fund is initially investing the proceeds from this offering in securities of MLP entities.

Call options are contracts representing the right to purchase a security at a specified price (the "strike price") at or before (depending on the type of option) a specified future date (the "expiration date"). The price of the option is determined from trading activity in the broad options market, and generally reflects the relationship between the current market price for the underlying security and the strike price, as well as the time remaining until the expiration date. The Fund may "sell" or "write" options on securities held in the Fund's portfolio. It may not write (sell) "naked" call options, i.e. options representing more shares of the security than are held in the portfolio. If an option written by the Fund expires unexercised, the Fund realizes on the expiration date a capital gain equal to the premium received by the Fund at the time the option was written. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss.

Foreign Securities. The Fund may invest up to 25% of its Managed Assets in U.S. dollar-denominated securities of foreign issuers. Such investments in securities of foreign issuers may include investments in American Depositary Receipts, or "ADRs." ADRs are certificates evidencing ownership of shares of a foreign issuer that are issued by depositary banks and generally trade on an established market, in the United States or elsewhere.

Diversification. The Fund may invest up to 15% of its Managed Assets, at the time of purchase, in securities of any single issuer.

Temporary Defensive Investments

Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in MLP entities and will invest at least 65% of its Managed Assets in equity securities of MLP entities. However, when a temporary defensive posture is believed by the Sub-Adviser to be warranted ("temporary defensive periods"), the Fund may, without limitation, hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit and bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest, to the extent permitted by applicable law, in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Adviser or the Sub-Adviser. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See "Investment Restrictions" in the Fund's SAI. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Adviser and Sub-Adviser, with respect to assets so invested. See "Management of the Fund." The Fund may not achieve its investment objective during temporary defensive periods.

Certain Other Investment Practices

Strategic Transactions and Derivatives. In addition to the covered call option strategy described above, the Fund may, but is not required, to utilize certain strategies for purposes such as seeking to hedge various market risks inherent in the Fund's portfolio, to earn income, to manage the effective maturity or duration of income-producing securities in the Fund's portfolio or in connection with the Fund's possible utilization of Financial Leverage. These strategies may be executed through the use of derivative contracts. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on individual securities, equity and fixed-income indices, interest rates, exchange-traded funds and other instruments, purchase and sell futures contracts and options thereon, enter into various transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). In addition, Strategic Transactions may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Certain of these Strategic Transactions, such as options and futures contracts, are described briefly below.

For a more complete discussion of the Fund's investment practices involving Strategic Transactions in derivatives and certain other investment techniques, see "Investment Objective and Policies—Additional Information Regarding Options" and "Investment Objective and Policies—Other Derivative Instruments" in the Fund's SAI.

In addition, new financial products continue to be developed and the Fund may invest in such products, or utilize new techniques or strategies, as they may be developed to the extent consistent with the Fund's investment objective and regulatory and federal tax requirements applicable to the Fund. For example, to the extent new products are developed, the Fund could seek to obtain exposure to MLPs and MLP Affiliates through the use of options, swaps or other derivative instruments.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices or U.S. government securities.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales. Although the Fund has no present intention of doing so, the Fund is authorized to make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. To the extent the Fund engages in short sales, the Fund will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets. Also, the market value of the securities sold short of any one issuer will not exceed either 10% of the Fund's Managed Assets or 5% of such issuer's voting securities. The Fund may also make short sales "against the box" without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Sub-Adviser, acting under the supervision of the Board of Trustees of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser, the Sub-Adviser or any of their affiliates.

Other Investment Companies. The Fund may invest up to 10% of the Fund's Managed Assets in securities of other open- or closed-end investment companies that invest primarily in securities of the types in which the Fund may invest directly. The Sub-Adviser generally expects that it may invest in other investment companies either during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds from this offering of Common Shares or during periods when there is a shortage of attractive securities available in the market. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this Prospectus. As described in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if (i) the loan is collateralized in accordance with applicable regulatory requirements and (ii) no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's Managed Assets. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. See "Investment Objective and Policies—Loans of Portfolio Securities" in the Fund's SAI.

Portfolio Turnover

The Fund will buy and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. For the fiscal years ended November 30, 2007 and November 30, 2006, the Fund's portfolio turnover rate was [ ]% and [ ]%, respectively.

Investment Restrictions

The Fund has adopted certain other investment limitations designed to limit investment risk. These limitations are fundamental and may not be changed without the approval of the holders of a majority of the outstanding Common Shares, as defined in the 1940 Act, (and preferred shares, if any, voting together as a single class). See "Investment Restrictions" in the Fund's SAI for a complete list of the fundamental investment policies of the Fund. As a result of the use of Financial Leverage (as defined below), the Fund may become subject to rating agency guidelines that are more limiting than its fundamental investment restrictions in order to obtain and maintain a desired rating on the Financial Leverage.

USE OF FINANCIAL LEVERAGE

The Fund may seek to enhance the level of its current distributions by the use of financial leverage through the issuance of preferred shares ("Preferred Shares"), through borrowing or the issuance of commercial paper or other forms of debt ("Borrowings") or through a combination of Preferred Shares and Borrowings (collectively, "Financial Leverage"). The Fund currently utilizes Financial Leverage in the form of Borrowings. A commercial paper conduit funding agreement entered into by the Fund on July 15, 2005 and amended on May 21, 2007 provides the Fund with a line of credit of $[                   ]. On                     , 2008, outstanding Borrowings under the line of credit were $[                   ], which represented % of the Fund's total assets. Following the issuance of additional Common Shares pursuant to this Prospectus, the Fund may increase the amount of Financial Leverage while maintaining the percentage of the Fund's Managed Assets attributable to Financial Leverage. The Fund may utilize Financial Leverage up to the limits imposed by the 1940 Act. The Fund may also utilize Borrowings in excess of such limit for temporary purposes such as the settlement of transactions. So long as the net rate of return on the Fund's investments purchased with the proceeds of Financial Leverage exceeds the cost of such Financial Leverage, such excess amounts will be available to pay higher distributions to holders of the Fund's Common Shares. Any use of Financial Leverage must be approved by the Fund's Board of Trustees. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Borrowings

As noted above, the Fund is authorized to borrow or issue debt securities for financial leveraging purposes and for temporary purposes such as the settlement of transactions. Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or engage in other Borrowings unless, immediately after the Borrowing, the value of the Fund's total assets less liabilities other than the principal amount represented by commercial paper, notes or other Borrowings is at least 300% of such principal amount. In addition, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or other Borrowings to the extent necessary to maintain the required asset coverage.

The terms of any such Borrowings may require the Fund to pay a fee to maintain a line of credit, such as a commitment fee, or to maintain minimum average balances with a lender. Any such requirements would increase the cost of such Borrowings over the stated interest rate. Such lenders would have the right to receive interest on and repayment of principal of any such Borrowings, which right will be senior to those of the Common Shareholders. Any such Borrowings may contain provisions limiting certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any Borrowings will likely be ranked senior or equal to all other existing and future Borrowings of the Fund.

Certain types of Borrowings subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain Borrowings issued by the Fund also may subject the Fund to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such Borrowings. Such guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objective and policies.

The 1940 Act grants to the lenders to the Fund, under certain circumstances, certain voting rights in the event of default in the payment of interest on or repayment of principal. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Preferred Shares

Any offering of Preferred Shares is subject to market conditions and the Fund's receipt of a top credit rating on the Preferred Shares from one or more Nationally Recognized Statistical Rating Organizations ("NRSROs") (most likely Moody's and/or Fitch Ratings ("Fitch")). The Fund presently anticipates that any Preferred Shares that it intends to issue would be initially given the highest ratings by Moody's or Fitch. See "Appendix A—Ratings of Investments" in the Statement of Additional Information.

Because the aggregate liquidation preference of Preferred Shares would have a senior claim on the assets of the Fund, changes in the value of the Fund's portfolio securities and costs attributable to Preferred Shares, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, the Financial Leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged. Under the 1940 Act, the Fund may not issue Preferred Shares unless, immediately after such issuance, it has an "asset coverage" of at least 200%. For these purposes, "asset coverage" means the ratio of (i) total assets less all liabilities and indebtedness not represented by "senior securities" to (ii) the amount of "senior securities representing indebtedness" plus the "involuntary liquidation preference" of the Preferred Shares. "Senior security" means any bond, note, or similar security evidencing indebtedness and any class of shares having priority over any other class as to distribution of assets or payment of dividends. "Senior security representing indebtedness" means any "senior security" other than equity shares. The "involuntary liquidation preference" of the Preferred Shares is the amount that holders of Preferred Shares would be entitled to receive in the event of an involuntary liquidation of the Fund in preference to the Common Shares.

In addition, the Fund is not permitted to declare any dividend (except a dividend payable in Common Shares), or to declare any other distribution on its Common Shares, or to purchase any Common Shares, unless the Preferred Shares have at the time of the declaration of any such dividend or other distribution, or at the time of any such purchase of Common Shares, an asset coverage of at least 200% after deducting the amount of such dividend, distribution or purchase price. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary to maintain asset coverage of any Preferred Shares of at least 200%.

If Preferred Shares are outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares, voting separately as a class. The remaining Trustees of the Fund will be elected by Common Shareholders and holders of Preferred Shares voting together as a single class. In the unlikely event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

The Fund may be subject to certain restrictions imposed by guidelines of one or more NRSROs that may issue ratings for Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these guidelines will impede the Adviser or the Sub-Adviser, as the case may be, from managing the Fund's assets in accordance with the Fund's investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the guidelines required by the NRSROs would impede its ability to meet its investment objective, or if the Fund is unable to obtain its desired rating on Preferred Shares (expected to be AAA/Aaa), the Fund will not issue Preferred Shares.

Effects of Financial Leverage

A commercial paper conduit funding agreement entered into by the Fund on July 15, 2005 and amended on May 21, 2007 provides the Fund with a line of credit of $[                    ]. On                      , 2008, outstanding Borrowings under the line of credit were $[                    ], which represented % of the Fund's total assets. As of                      , 2008, the Fund paid interest with respect to such Borrowings at an annual average rate of %. Assuming that the Fund's leverage costs remain as described above, then the incremental income generated by the Fund's portfolio (net of estimated expenses including expenses related to the Financial Leverage) must exceed

approximately   % to cover such interest specifically related to the debt. Of course, these numbers are merely estimates used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished pursuant to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income, net expenses and changes in the value of investments held in the Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of what the Fund's investment portfolio returns will be. The table further reflects the issuance of Financial Leverage representing approximately      % of the Fund's total assets. See "Risks." The table does not reflect any offering costs of Common Shares or Borrowings.

Assumed portfolio total return	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Common Share total return	( )%	( )%	( )%	%	%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the Fund's net investment income after paying the carrying cost of Financial Leverage) and realized and unrealized gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital loss than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the net investment income it receives on its investments is entirely offset by losses on the value of those investments. This table reflects the hypothetical performance of the Fund's portfolio and not the performance of the Fund's Common Shares, the value of which will be determined by market and other factors.

During the time in which the Fund is utilizing Financial Leverage, the amount of the fees paid to the Adviser and the Sub-Adviser for investment advisory services will be higher than if the Fund did not utilize Financial Leverage because the fees paid will be calculated based on the Fund's Managed Assets which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. Because the Financial Leverage costs will be borne by the Fund at a specified rate, only the Fund's Common Shareholders will bear the cost of the Fund's fees and expenses. The Fund generally will not use Financial Leverage if the Investment Adviser and Sub-Adviser anticipate that such use would result in a lower return to Common Shareholders for any significant amount of time.

Interest Rate Transactions

In connection with any such use by the Fund's of Financial Leverage, the Fund may enter into interest rate swap or cap transactions. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed-rate payment in exchange for the counterparty's paying the Fund a variable rate payment that is intended to approximate all or a portion of the Fund's variable-rate payment obligation on the Fund's Financial Leverage. The payment obligation would be based on the notional amount of the swap, which will not exceed the amount of the Fund's Financial Leverage.

The Fund may use an interest rate cap, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable-rate index exceeds a predetermined fixed rate, to receive payment from the counterparty of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund's receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will treat such amounts as illiquid.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund's use of interest rate instruments could enhance or harm the overall performance of the Common Shares. To the extent that there is a decline in interest rates, the net amount receivable by the Fund under the interest rate swap or cap could decline and could thus result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings if the Fund must make net payments to the counterparty. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings if the Fund receives net payments from the counterparty. Buying interest rate caps could enhance the performance of the Common Shares by limiting the Fund's maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares if the premium paid by the Fund to the counterparty exceeds the additional cost of the Financial Leverage that the Fund would have been required to pay had it not entered into the cap agreement.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the costs of the Financial Leverage. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that the Sub-Adviser believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, the Sub-Adviser will regularly monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund's investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to prepay Borrowings. Such a prepayment would likely result in the Fund's seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in a termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund. There may also be penalties associated with early termination.

RISKS

Investors should consider the following risk factors and special considerations associated with investing in the Fund. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Not a Complete Investment Program

The Fund is intended for investors seeking a high level of current income and capital appreciation over the long term. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in the Common Shares of the Fund should not be considered a complete investment program. Each Common Shareholder should take into account the Fund's investment objective as well as the Common Shareholder's other investments when considering an investment in the Fund.

Investment and Market Risk

An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Common Shares of the Fund represents an indirect investment in the securities owned by the Fund. The value of those securities may fluctuate, sometimes rapidly and unpredictably. The value of the securities owned by the Fund will affect the value of the Common Shares. At any point in time, your Common Shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Risks of Investing in MLP Units

An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock, of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.

Tax Risks

As a result of the unique characteristics of MLP investments, the Fund will be subject to certain tax related risks.

MLP Tax Risk. The Fund's ability to meet its investment objective will depend largely on the amount of the distributions it receives (in relation to the taxable income it recognizes) with respect to its investments in the MLP entities, which is something over which the Fund has no control. Much of the benefit the Fund derives from its investment in equity securities of MLPs is a result of MLPs generally being treated as partnerships for U.S. federal income tax purposes. Partnerships do not pay U.S. federal income tax at the partnership level. Rather, each partner of a partnership, in computing its U.S. federal income tax liability, will include its allocable share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP and causing any such distributions received by the Fund to be taxed as dividend income. Thus, if any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced, which could cause a substantial decline in the value of the Common Shares.

Tax Law Change Risk. Changes in the tax laws, or interpretations thereof, could adversely affect the Fund, the MLPs in which the Fund invests and/or the Fund's shareholders. For example, if as a result of a change in the tax laws, MLPs are required to be treated as corporations rather than a partnerships for tax purposes, MLPs would be subject to entity level tax at corporate tax rates and any distributions received by the Fund from an MLP would be treated as dividend income to the extent it was attributable to the MLP's current or accumulated earnings and profits. Such treatment would negatively impact the amount and tax characterization of distributions received by the Fund's shareholders.

Deferred Tax Risks of MLP Investments. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Historically, MLPs have been able to offset a significant portion of their income with tax deductions. The portion, if any, of a distribution received by the Fund from an MLP that is offset by the MLP's tax deductions is essentially treated as tax-deferred return of capital. However, any such deferred tax will be reflected in the Fund's adjusted basis in the equity securities of the MLP, which will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the Fund for tax purposes on the sale of any such equity securities. In addition, the Fund will incur a current income tax liability on the portion of a distribution from the MLP that is not offset by the MLP's tax deductions. The percentage of an MLP's distributions that is offset by the MLP's tax deductions will fluctuate over time. For example, new acquisitions by MLPs generate accelerated depreciation and other tax deductions, and therefore a decline in acquisition activity by the MLPs owned by the Fund could increase the Fund's current tax liability. If the percentage of the distributions received by the Fund that is offset by tax deductions declines, or the Fund's portfolio turnover increases, the portion of the distributions paid by Fund that is treated as tax-deferred return of capital and/or capital gain, as the case may be, would be reduced and the portion treated as taxable dividend income would be increased. This generally would result in lower after-tax distributions to shareholders.

The Fund will accrue deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation of its investments. For purposes of estimating deferred tax liability for financial statement reporting and determining its net asset value, the Fund will be required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner. Accordingly, the Fund will, from time to time, modify its estimates or assumptions regarding its deferred tax liability as new information becomes available. Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes.

Affiliated Party Risk

Certain MLPs in which the Fund may invest depend upon their parent or sponsor entities for the majority of their revenues. Were their parent or sponsor entities to fail to make such payments or satisfy their obligations, the revenues and cash flows of such MLPs and ability of such MLPs to make distributions to unit holders, such as the Fund, would be adversely affected.

Equity Securities Risk

A substantial percentage of the Fund's assets will be invested in equity securities, including MLP common units, MLP subordinated units, MLP preferred units, equity securities of MLP Affiliates, including I-Shares, and common stocks of other issuers. Equity risk is the risk that MLP units or other equity securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, changes in interest rates, and the particular circumstances and performance of particular companies whose securities the Fund holds. The price of an equity security of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the equity securities held by the Fund. In addition, MLP units or other equity securities held by the Fund may decline in price if the issuer fails to make anticipated distributions or dividend payments because, among other reasons, the issuer experiences a decline in its financial condition.

MLP subordinated units typically are convertible to MLP common units at a one-to-one ratio. The price of MLP subordinated units is typically tied to the price of the corresponding MLP common unit, less a discount. The size of the discount depends upon a variety of factors, including the likelihood of conversion, the length of time remaining until conversion and the size of the block of subordinated units being purchased or sold.

I-Shares represent an indirect investment in MLP I-units. Prices and volatilities of I-Shares tend to correlate to the price of common units. Holders of I-Shares are subject to the same risks as holders of MLP common units.

Concentration Risk

Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.

Energy Sector Risks

Many MLP entities operate within the energy sector. Therefore, a substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy sector of the economy. As a result, the Fund will be more susceptible to adverse economic or regulatory occurrences affecting the energy sector. There are several risks associated with investments in MLP entities and other companies operating in the energy sector, including the following:

Commodity Price Volatility Risk. MLP entities and other companies operating in the energy sector may be affected by fluctuations in the prices of energy commodities, including, for example, natural gas, natural gas liquids, crude oil and coal, in the short- and long-term. Fluctuations in energy commodity prices would directly impact companies that own such energy commodities and could indirectly impact companies that engage in transportation, storage, processing, distribution or marketing of such energy commodities. Fluctuations in energy commodity prices can result from changes in general economic conditions or political circumstances (especially of key energy-consuming countries); market conditions; weather patterns; domestic production levels; volume of imports; energy conservation; domestic and foreign governmental regulation; international politics; policies of the Organization of Petroleum Exporting Countries ("OPEC"); taxation; tariffs; and the availability and costs of local, intrastate and interstate transportation methods. The energy sector as a whole may also be impacted by the perception that the performance of energy sector companies is directly linked to commodity prices.

Supply and Demand Risk. MLP entities and companies operating in the energy sector may be impacted by the levels of supply and demand for energy commodities. MLP entities and other companies operating in the energy sector could be adversely affected by reductions in the supply of or demand for energy commodities. The volume of production of energy commodities and the volume of energy commodities available for transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources; depressed commodity prices; catastrophic events; labor relations; increased environmental or other governmental regulation; equipment malfunctions and maintenance difficulties; import volumes; international politics, policies of OPEC; and increased competition from alternative energy sources. Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions (especially in key energy-consuming countries); increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation or use of alternative energy sources; or increased commodity prices.

Depletion Risk. MLP entities and other energy companies engaged in the exploration, development, management or production of energy commodities face the risk that commodity reserves are depleted over time. Such companies seek to increase their reserves through expansion of their current businesses, acquisitions, further development of their existing sources of energy commodities or exploration of new sources of energy commodities or by entering into long-term contracts for additional reserves; however, there are risks associated with each of these potential strategies. If such companies fail to acquire additional reserves in a cost-effective manner and at a rate at least equal to the rate at which their existing reserves decline, their financial performance may suffer. Additionally, failure to replenish reserves could reduce the amount and affect the tax characterization of the distributions paid by such companies.

Marine Transportation Companies Risks. Marine transportation companies are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Regulatory Risk. The energy sector is highly regulated. MLP entities and other companies operating in the energy sector are subject to significant regulation of nearly every aspect of their operations by federal, state and local governmental agencies. Examples of governmental regulations which impact MLP entities and other companies operating in the energy sector include regulation of the construction, maintenance and operation of facilities, environmental regulation, safety regulation, labor regulation, trade regulation and the regulation of the prices charged for products and services. Compliance with these regulations is enforced by numerous governmental agencies and authorities through administrative, civil and criminal penalties. Stricter laws or regulations or stricter enforcement policies with respect to existing regulations would likely increase the costs of regulatory compliance and could have an adverse effect on the financial performance of MLP entities and other companies operating in the energy sector.

Acquisition Risk. MLP entities owned by the Fund may depend on their ability to make acquisitions that increase adjusted operating surplus per unit in order to increase distributions to unit holders. The ability of such MLP entities to make future acquisitions is dependent on their ability to identify suitable targets, negotiate favorable purchase contracts, obtain acceptable financing and outbid competing potential acquirers. To the extent that MLP entities are unable to make future acquisitions, or such future acquisitions fail to increase the adjusted operating surplus per unit, their growth and ability to make distributions to unit holders will be limited. There are risks inherent in any acquisition, including erroneous assumptions regarding revenues, acquisition expenses, operating expenses, cost savings and synergies; assumption of liabilities; indemnification; customer losses; key employee defections; distraction from other business operations; and unanticipated difficulties in operating or integrating new product areas and geographic regions.

Interest Rate Risk. Rising interest rates could increase the costs of capital thereby increasing operating costs and reducing the ability of MLP entities and other companies operating in the energy sector to carry out acquisitions or expansions in a cost-effective manner. As a result, rising interest rates could negatively affect the financial performance of MLP entities and other companies operating in the energy sector in which the Fund invests. Rising interest rates may also impact the price of the securities of MLP entities and other companies operating in the energy sector as the yields on alternative investments increase.

Weather Risks. Weather plays a role in the seasonality of some MLP Entities' cash flows. MLP Entities in the propane industry, for example, rely on the winter season to generate almost all of their earnings. In an unusually warm winter season, propane MLP Entities experience decreased demand for their product. Although most MLP Entities can reasonably predict seasonal weather demand based on normal weather patterns, extreme weather conditions, such as the hurricanes that severely damaged cities along the Gulf Coast in recent years, demonstrate that no amount of preparation can protect an MLP Entity from the unpredictability of the weather. The damage done by extreme weather also may serve to increase many MLP Entities' insurance premiums.

Catastrophic Event Risk. MLP entities and other companies operating in the energy sector are subject to many dangers inherent in the production, exploration, management, transportation, processing and distribution of natural gas, natural gas liquids, crude oil, refined petroleum and petroleum products and other hydrocarbons. These dangers include leaks, fires, explosions, damage to facilities and equipment resulting from natural disasters, inadvertent damage to facilities and equipment and terrorist acts. Since the September 11th terrorist attacks, the U.S. government has issued warnings that energy assets, specifically U.S. pipeline infrastructure, may be targeted in future terrorist attacks. These dangers give rise to risks of substantial losses as a result of loss or destruction of commodity reserves; damage to or destruction of property, facilities and equipment; pollution and environmental damage; and personal injury or loss of life. Any occurrence of such catastrophic events could bring about a limitation, suspension or discontinuation of the operations of MLP entities and other companies operating in the energy sector. MLP entities and other companies operating in the energy sector may not be fully insured against all risks inherent in their business operations and therefore accidents and catastrophic events could adversely affect such companies' financial conditions and ability to pay distributions to shareholders.

Other Sector Risks

The Fund also may invest in securities of MLP entities in the natural resources sector and the real estate sector, among other sectors, which may subject the Fund to additional risks associated with investments in those sectors.

Natural Resources Sector Risks. The natural resources sector includes companies principally engaged in owning or developing non-energy natural resources (including timber and minerals) and industrial materials, or supplying goods or services to such companies. The Fund's investments in MLP entities and other companies operating in the natural resources sector will be subject to the risk that prices of these securities may fluctuate widely in response to the level and volatility of commodity prices; exchange rates; import controls; domestic and global competition; environmental regulation and liability for environmental damage; mandated expenditures for safety or pollution control; the success of exploration projects; depletion of resources; tax policies; and other governmental regulation. Investments in the natural resources sector can be significantly affected by changes in the supply of or demand for various natural resources. The value of investments in the natural resources sector may be adversely affected by a change in inflation.

Real Estate Sector Risks. The Fund may invest in MLP entities in the real estate sector, which may develop land; own or manage residential, commercial and undeveloped properties; own mortgage securities; and provide financing to owners and developers of multi-family housing or other real estate or building ventures. To the extent that the Fund invests in securities of MLP entities and other companies operating in the real estate sector, the Fund's performance may be linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments. Changes in interest rates or inflation may adversely affect the value of investments in the real estate sector. Other factors such as catastrophic events, lack of adequate insurance and environmental issues may contribute to the risks of a real estate investment.

Small Capitalization Risk

The Fund may invest in securities of MLP entities and other issuers that have comparatively smaller capitalizations relative to issuers whose securities are included in major benchmark indices, which present unique investment risks. These companies often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities issued by MLP entities with smaller capitalizations may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, smaller capitalization companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of smaller capitalization companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Restricted Securities Risk

The Fund may invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered, held by control persons of the issuer or are subject to contractual restrictions on their resale. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Such securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the over-the-counter markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Cash Flow Risk

The Fund expects that a substantial portion of the cash flow it receives will be derived from its investments in equity securities of MLP entities. The amount and tax characterization of cash available for distribution by an MLP entity depends upon the amount of cash generated by such entity's operations. Cash available for distribution by MLP entities will vary widely from quarter to quarter and is affected by various factors affecting the entity's operations. In addition to the risks described herein, operating costs, capital expenditures, acquisition costs, construction costs, exploration costs and borrowing costs may reduce the amount of cash that an MLP entity has available for distribution in a given period.

Risks Associated with Options on Securities

There are several risks associated with transactions in options on securities. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

Liquidity Risk

MLP common units, and equity securities of MLP Affiliates, including I-Shares, and other issuers often trade on national securities exchanges, including the NYSE, the AMEX and the NASDAQ. However, certain securities, including those of issuers with smaller capitalizations, may trade less frequently. The market movements of such securities with limited trading volumes may be more abrupt or erratic. As a result of the limited liquidity of such securities, the Fund could have greater difficulty selling such securities at the time and price that the Fund would like and may be limited in its ability to make alternative investments.

Valuation Risk

Market prices generally will be unavailable for some of the Fund's investments, including MLP subordinated units, direct ownership of general partner interests and restricted or unregistered securities of certain MLP entities and private companies. The value of such securities will be determined by fair valuations determined by the Board of Trustees or its designee in accordance with procedures governing the valuation of portfolio securities adopted by the Board of Trustees. Proper valuation of such securities may require more reliance on the judgment of the Sub-Adviser than for valuation of securities for which an active trading market exists. In order to calculate taxable income allocable to MLP units and the associated deferred tax liability for the purposes of financial statement reporting and determining the Fund's net asset value, the Fund will rely on information provided by the MLPs issuing such units, which may not be timely. As more information becomes available, the Fund will refine its estimates and assumptions regarding its deferred tax liability, which would likely cause the net asset value of the Fund to fluctuate.

Interest Rate Risk

Interest rate risk is the risk that fixed income securities, such as preferred and debt securities, and certain equity securities will decline in value because of a rise in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The net asset value and market price of the Common Shares will tend to decline as a result of the Fund's investment in such securities if market interest rates rise.

During periods of declining interest rates, the issuer of a fixed-income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred and debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of a lower likelihood of prepayments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.

In typical interest rate environments, prices of fixed income securities with longer maturities generally fluctuate more in response to changes in interest rates than do the prices of fixed income securities with shorter-term maturities. Because the Fund may invest a portion of its assets in fixed-income securities without regard to their maturities, to the extent the Fund invests in fixed income securities with longer maturities, the net asset value and market price of the Common Shares would fluctuate more in response to changes in interest rates than if the Fund were to invest such portion of its assets in shorter-term fixed income securities.

Market interest rates for investment grade fixed income securities in which the Fund may invest are significantly below historical average rates for such securities. Interest rates below historical average rates may result in increased risk that these rates will rise in the future (which would cause the value of the Fund's net assets to decline) and may increase the degree to which asset values may decline in such events.

Lower Grade Securities Risk

The Fund may invest in fixed-income securities rated below investment grade (that is, rated Ba or lower by Moody's; BB or lower by S&P; comparably rated by another statistical rating organization; or, if unrated, as determined by the Sub-Adviser to be of comparable credit quality), which are commonly referred to as "junk bonds." Investment in securities of below-investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for debt securities of below-investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities.

Portfolio Turnover Risk

The Fund's portfolio turnover rate may vary greatly from year to year. The Fund cannot predict its annual portfolio turnover rate with accuracy; however, under normal market conditions it is not expected to exceed 30%. Portfolio turnover rate will not be considered as a limiting factor in the execution of the Fund's investment decisions. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income and may increase the Fund's current and accumulated earnings and profits, which will result in a greater portion of distributions to Common Shareholders being treated as dividends. Additionally, high portfolio turnover results in correspondingly higher brokerage commissions and transaction costs borne by the Fund.

Foreign Securities Risk

Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

The Fund expects that its investments in foreign securities will primarily consist of sponsored ADRs. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Derivatives Risk

In addition to the covered call option strategy described above, the risks of which are described above, the Fund may, but is not required to, utilize futures contracts, options and over-the-counter derivatives contracts, among other Strategic Transactions, for purposes such as to seek to earn income, facilitate portfolio management and mitigate risks. Participation in options or futures markets transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies (other than its covered call writing strategy). If the Sub-Adviser's prediction of movements in the direction of the securities and interest rate markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of options, futures contracts and options on futures contracts and securities indices include:

•  dependence on the Sub-Adviser's ability to predict correctly movements in the direction of interest rates and securities prices;

•  imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged;

•  the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

•  the possible absence of a liquid secondary market for any particular instrument at any time;

•  the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

•  the possible inability of the Fund to purchase or sell a security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security at a disadvantageous time due to a need for the Fund to maintain "cover" or to segregate securities in connection with the hedging techniques; and

•  the creditworthiness of counterparties.

Futures Transactions. The Fund may invest in futures contracts. Futures and options on futures entail certain risks, including but not limited to the following:

•  no assurance that futures contracts or options on futures can be offset at favorable prices;

•  possible reduction of the return of the Fund due to their use for hedging;

•  possible reduction in value of both the securities hedged and the hedging instrument;

•  possible lack of liquidity due to daily limits on price fluctuations;

•  imperfect correlation between the contracts and the securities being hedged; and

•  losses from investing in futures transactions that are potentially unlimited and the segregation requirements for such transactions.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Discount Risk

The Fund's Common Shares have a limited trading history and have traded both at a premium and at a discount in relation to NAV. The Fund cannot predict whether the Common Shares will trade in the future at a premium or discount to NAV. Shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases have traded above NAV. Continued development of alternative vehicles for investment in securities of MLP entities may contribute to reducing or eliminating any premium or may result in the Common Shares trading at a discount. The risk of the Common Shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of the Fund's investment activities. The Fund's NAV will be reduced immediately following an offering of the Common Shares due to the costs of such offering, which will be borne entirely by the Fund. The sale of Common Shares by the Fund (or the perception that such sales may occur) may have an adverse effect on prices of Common Shares in the secondary market. An increase in the number of Common Shares available may put downward pressure on the market price for Common Shares. The Fund's ability to sell Common Shares below NAV may increase this pressure. These sales also might make it more difficult for the Fund to sell additional Common Shares in the future at a time and price it deems appropriate.

Whether Common Shareholder will realize a gain or loss upon the sale of Common Shares depends upon whether the market value of the Common Shares at the time of sale is above or below the price the Common Shareholder paid, taking into account transaction costs for the Common Shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Common Shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors outside the Fund's control, the Fund cannot predict whether the Common Shares will trade at, below or above NAV, or at, below or above the public offering price for the Common Shares.

Dilution Risk

The voting power of current Common Shareholders will be diluted to the extent that current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund sells Common Shares below NAV, its NAV will decline immediately after such issuance. See "Description of Capital Structure—Common Shares—Issuance of Additional Common Shares." If the Fund is unable to invest the proceeds of such offering as intended, the Fund's per share distribution may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Other Investment Companies Risk

The Fund may invest in securities of other open- or closed-end investment companies. As a stockholder in an investment company, the Fund would bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in this prospectus.

Royalty Trust Risk

Royalty trusts are, in some respects, similar to certain MLPs and include risks similar to those MLPs, including commodity price volatility risk, cash flow risk and depletion risk.

Financial Leverage Risk

Although the use of Financial Leverage by the Fund may create an opportunity for increased after-tax total return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on securities purchased with Financial Leverage proceeds are greater than the cost of Financial Leverage, the Fund's return will be greater than if Financial Leverage had not been used. Conversely, if the income or gains from the securities purchased with such proceeds does not cover the cost of Financial Leverage, the return to the Fund will be less than if Financial Leverage had not been used.

Financial Leverage involves risks and special considerations for shareholders, including the likelihood of greater volatility of net asset value, market price and dividends on the Common Shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Financial Leverage that the Fund must pay will reduce the return to the Common Shareholders; and the effect of Financial Leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares.

It is also possible that the Fund will be required to sell assets, possibly at a loss, in order to redeem or meet payment obligations on any leverage. Such a sale would reduce the Fund's net asset value and also make it difficult for the net asset value to recover. The Fund in its best judgment nevertheless may determine to continue to use Financial Leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

Because the fees received by the Adviser and Sub-Adviser are based on the Managed Assets of the Fund (including the proceeds of any Financial Leverage), the Adviser and Sub-Adviser have a financial incentive for the Fund to utilize Financial Leverage, which may create a conflict of interest between the Adviser and the Sub-Adviser and the Common Shareholders. There can be no assurance that a leveraging strategy will be successful during any period during which it is employed.

Competition Risk

Since the time of the Fund's initial public offering a number of alternative vehicles for investment in a portfolio of MLPs and their affiliates, including other publicly traded investment companies and private funds, have emerged. In addition, recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive conditions may adversely impact the Fund's ability to meet its investment objective, which in turn could adversely impact its ability to make dividend payments.

Affiliated Transaction Restrictions

From time to time, the Fund may "control" or may be an "affiliate", each as defined in the 1940 Act, of one or more portfolio companies. In general, under the 1940 Act, the Fund would "control" a portfolio company if it owned 25% or more of its outstanding voting securities and would be an "affiliate" of a portfolio company if it owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Adviser and Sub-Adviser), principal underwriters and affiliates of those affiliates or underwriters. Under these restrictions, the Fund and any portfolio company that the Fund controls are generally prohibited from knowingly participating in a joint transaction, including co-investments in a portfolio company, with an affiliated person, including any trustees or officers of the Fund, the Adviser or Sub-Adviser or any entity controlled or advised by any of them. These restrictions also generally prohibit the Fund's affiliates, principal underwriters and affiliates of those affiliates or underwriters from knowingly purchasing from or selling to the Fund or any portfolio company controlled by the Fund certain securities or other property and from lending to and borrowing from the Fund or any portfolio company controlled by the Fund monies or other properties. The Fund and its affiliates may be precluded from co-investing in private placements of securities, including in any portfolio companies controlled by the Fund. The Fund, its affiliates and portfolio companies controlled by the Fund may from time to time engage in certain joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain positions promulgated by the SEC. There can be no assurance that the Fund would be able to satisfy these conditions with respect to any particular transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions or the type of investments that the Fund could make.

Non-Diversified Status

The Fund is a non-diversified investment company under the 1940 Act and will not elect to be treated as a regulated investment company under the Code. As a result, there are no regulatory requirements under the 1940 Act or the Code that limit the proportion of the Fund's assets that may be invested in securities of a single issue. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. There are currently approximately [55] publicly traded MLPs. The fund will select its investments in MLPs from this small pool of issuers together with securities issued by any newly public MLPs, and will invest in securities of other MLP entities and securities of issuers other than MLP entities, consistent with its investment objective and policies. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund's Common Shares.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. In acting as the Fund's sub-adviser, responsible for management of the Fund's its portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Current Developments

As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. Securities Markets were closed for a four-day period. These terrorists attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation and other factors relating to the Common Shares.

Anti-Takeover Provisions

The Fund's Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is broadly responsible for the management of the Fund, including general supervision of the duties performed by the Adviser and the Sub-Adviser. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the Statement of Additional Information.

The Investment Adviser

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Investment Adviser acts as investment adviser to a number of closed-end and open-end investment companies. As of                    , 2008, Claymore entities have provided supervision, management, servicing or distribution on $[ ] billion in assets through closed-end funds, unit investment trusts, mutual funds, separately managed accounts and exchange-traded funds. The Adviser is a Delaware limited liability company, with its principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532.

Pursuant to the Advisory Agreement, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services to the Fund, oversees the activities of the Fund's Sub-Adviser, provides personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Fund pays the Adviser a fee, payable monthly, in an annual amount equal to 1.00% of the Fund's average Managed Assets (from which the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets).

On October 15, 2007, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its Shareholders. A discussion regarding the basis for the approval of the Advisory Agreement by the Board of Trustees is available in the Fund's annual report to shareholders, for the period ending November 30, 2007.

In addition to the fees of the Investment Adviser, the Fund pays all other costs and expenses of its operations, including compensation of its Trustees (other than those affiliated with the Investment Adviser), custodial expenses, transfer agency and dividend disbursing expenses, legal fees, expenses of the Fund's independent registered public accounting firm, expenses of repurchasing shares, listing expenses, expenses of preparing, printing and distributing prospectuses, stockholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any.

The Sub-Adviser

Fiduciary Asset Management, LLC acts as the Fund's sub-adviser pursuant to a sub-advisory agreement among the Fund, the Adviser and the Sub-Adviser (the "Sub-Advisory Agreement"). The Sub-Adviser is a Missouri limited liability company, located at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, and is a registered investment adviser and serves as investment adviser or portfolio supervisor to investment portfolios with approximately $      billion in assets as of , 2008, including two other closed-end investment companies, one of which focuses its investments in MLPs.

The Sub-Adviser was founded in 1994 and has managed master limited partnership portfolios for clients since 1995. The Sub-Adviser invests in a broad range of equity, hedged equity, master limited partnership, and fixed income securities for institutional and high net worth clients, including Fortune 500 companies, public pensions and large endowments and foundations.

Since September 2007, the Sub-Adviser has been a wholly-owned subsidiary of Piper Jaffray Companies ("Piper Jaffray"). Piper Jaffray is a leading, international middle-market investment bank and institutional securities firm, serving the needs of middle market corporations, private equity groups, public entities, nonprofit clients and institutional investors. Founded in 1895, Piper Jaffray provides a comprehensive set of products and services, including equity and debt capital markets products; public finance services; mergers and acquisitions advisory services; high-yield and structured products; institutional equity and fixed- income sales and trading; and equity and high-yield research. With headquarters in Minneapolis, Piper Jaffray has 25 offices across the United States and international locations in London and Shanghai.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser, under the supervision of the Fund's Board of Trustees, provides a continuous investment program for the Fund's portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates.

As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

On October 15, 2007, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Sub-Advisory Agreement are fair and reasonable and approved the Sub-Advisory Agreement as being in the best interests of the Fund and its Shareholders. A discussion regarding the basis for the approval of the Sub-Advisory Agreement by the Board of Trustees is available in the Fund's annual report to shareholders, for the period ending November 30, 2007.

Portfolio Management

James J. Cunnane, Jr. Managing Director and Senior Portfolio Manager of the Sub-Adviser, serves as the portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's Portfolio. Mr. Cunnane has over ten years experience managing portfolios and is a member of the equity portfolio management team and performs securities research. Prior to joining Fiduciary Asset Management in 1996, he was a research analyst with A.G. Edwards from 1994 to 1996. He also worked as an analyst for Maguire Investment Advisors, where he gained extensive experiences in the development of master limited partnership and mid- and small-cap stock portfolios. He holds a B.S. degree in finance from Indiana University. Mr. Cunnane is a Chartered Financial Analyst, and serves on the investment committee of the Archdiocese of St. Louis and the board of the St. Louis internship program.

The SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities of the Fund.

NET ASSET VALUE

The net asset value of the Common Shares is calculated by subtracting the Fund's total liabilities (including from current and deferred incomes taxes and from Borrowings) and the liquidation preference of any outstanding Preferred Shares from total assets (the market value of the securities the Fund holds plus cash and other assets). The per share net asset value is calculated by dividing its net asset value by the number of Common Shares outstanding and rounding the result to the nearest full cent. Information that becomes known to the Fund or its agent after the Fund's net asset value has been calculated on a particular day will not be used to retroactively adjust the price of a security or the Fund's net asset value determined earlier that day. These procedures will be used in determining the value of the portfolio of securities held by the Fund on each Thursday that the NYSE is open for business, on the last business day of the month and on any other day on which the net asset value per Common Share of the Fund is determined (each, a "Valuation Date"). On each Valuation Date, the Fund's investments are valued after the close of regular trading on the NYSE, usually 4:00 p.m. Eastern time, using available market quotations or at fair value, each as described below.

The Fund values readily marketable securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded primarily on the NASDAQ are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by the NASDAQ each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, the NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. The Fund values exchange-traded options and other derivative contracts at the mean of the best bid and ask prices at the close on those exchanges on which they are traded. The Fund values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the Trustees of the Fund believe accurately reflects fair value.

When the Fund writes a call or put option, it records the premium received as an asset and equivalent liability and, thereafter, adjusts the liability to the market value of the option determined in accordance with the preceding paragraph. Any option transaction that the Fund enters into may, depending on the applicable market environment, have no value or a positive value.

The Fund's securities traded primarily in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when Common Shareholders have no ability to trade the Common Shares on the NYSE.

The Fund values certain of its securities on the basis of bid quotations from independent pricing services or principal market makers, or, if quotations are not available, by a method that the Board of Trustees believes accurately reflects fair value. The Fund periodically verifies valuations provided by the pricing services. Short-term securities with remaining maturities of less than 60 days may be valued at cost which, when combined with interest earned, approximates market value.

If the Adviser or Sub-Adviser believes that the price of a security obtained under the Fund's valuation procedures (as described above) does not represent the amount that the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security based on a method that the Trustees of the Fund believe accurately reflects fair value.

In order to calculate taxable income allocable to MLP units and the associated deferred tax liability for the purposes of financial statement reporting and determining the Fund's net asset value, the Fund will rely on information provided by the MLPs issuing such units, which may not be timely. As more information becomes available, the Fund will refine its estimates and assumptions regarding its deferred tax liability, which would likely cause the net asset value of the Fund to fluctuate.

Any derivative transaction that the Fund enters into may, depending on the applicable market environment, have a positive or negative value for purposes of calculating net asset value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

DISTRIBUTIONS

The Fund intends to pay substantially all of its net investment income to Common Shareholders through quarterly distributions. Net investment income of the Fund will consist of cash and paid-in-kind distributions from MLP entities, dividends from common stocks, interest from debt securities, gains from options transactions and income from other investments of the Fund; less operating expenses, taxes on the Fund's taxable income, and the costs of any Financial Leverage utilized by the Fund. Expenses of the Fund will be accrued each day. The Fund anticipates that, due to the tax characterization of cash distributions made by MLPs, a significant portion of the Fund's distributions to Common Shareholders will consist of tax-deferred return of capital. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares will consist of tax-deferred return of capital. All realized capital gains, if any, net of applicable taxes, will be retained by the Fund.

Distributions by the Fund, whether paid in cash or in additional Common Shares, will be taken into account in measuring the performance of the Fund with respect to its investment objective.

Pursuant to the requirements of the 1940 Act, in the event the Fund makes distributions from sources other than income, a notice will accompany each quarterly distribution with respect to the estimated source of the distribution made. Such notices will describe the portion, if any, of the quarterly dividend which, in the Fund's good faith judgment, constitutes long-term capital gain, short-term capital gain, investment income or a return of capital. The actual character of such dividend distributions for U.S. federal income tax purposes, however, will only be determined finally by the Fund at the close of its fiscal year, based on the Fund's full year performance and its actual net income and net capital gains for the year, which may result in a recharacterization of amounts distributed during such fiscal year from the characterization in the quarterly estimates.

To permit the Fund to maintain more stable quarterly distributions, the Fund may initially distribute less than the entire amount of the net investment income earned in a particular period. The undistributed net investment income may be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of net investment income actually earned by the Fund during the period and the Fund may have to sell a portion of its investment portfolio to make a distribution at a time when independent investment judgment might not dictate such action. Over time, all the net investment income of the Fund will be distributed. Undistributed net investment income is included in the Common Shares' net asset value, and, correspondingly, distributions from net investment income will reduce the Common Shares' net asset value.

AUTOMATIC DIVIDEND REINVESTMENT PLAN

Under the Fund's Automatic Dividend Reinvestment Plan (the "Plan"), a Common Shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically by The Bank of New York, which is agent under the Plan, unless the Common Shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the Common Shareholder elects to receive distributions in cash. Common Shareholders who own Common Shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Common Shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by The Bank of New York as dividend disbursing agent.

Under the Plan, whenever the market price of the Common Shares is equal to or exceeds net asset value at the time Common Shares are valued for purposes of determining the number of Common Shares equivalent to the cash dividend or capital gains distribution, participants in the Plan are issued new Common Shares from the Fund, valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then-current market price of the Common Shares. The valuation date is the dividend or distribution payment date or, if that date is not an NYSE trading day, the next preceding trading day. If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts, except that the Plan agent will endeavor to terminate purchases in the open market and cause the Fund to issue Common Shares at the greater of net asset value or 95% of market value if, following the commencement of such purchases, the market value of the Common Shares exceeds net asset value. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan agent will buy the Common Shares for such Plan in the open market, on the NYSE or elsewhere, for the participants' accounts. There is no charge from the Fund for reinvestment of dividends or distributions in Common Shares pursuant to the Plan; however, all participants will pay a pro rata share of brokerage commissions incurred by the Plan agent when it makes open-market purchases.

The Plan agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Common Shares in the account of each Plan participant will be held by the Plan agent in non-certificated form in the name of the participant.

In the case of shareholders such as banks, brokers or nominees, which hold Common Shares for others who are the beneficial owners, the Plan agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who participate in the Plan.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate its Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of such Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan agent on at least 90 days written notice to the participants in such Plan. The automatic reinvestment of dividends will not relieve participants of any U.S. federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to The Bank of New York, Attn: Stock Transfer Dept., 101 Barclay St. 11E, New York, New York 10286, phone number (866) 488-3559.

DESCRIPTION OF CAPITAL STRUCTURE

The following is a brief description of the terms of the Common Shares, the Borrowings and the Preferred Shares which may be issued by the Fund. This description does not purport to be complete and is qualified by reference to the Fund's Agreement and Declaration of Trust and By-Laws (together, its "Governing Documents").

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to an Agreement and Declaration of Trust dated as of October 4, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $0.01 per share. Each Common Share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable, except that the Board of Trustees shall have the power to cause shareholders to pay expenses of the Fund by setting off charges due from shareholders from declared but unpaid dividends or distributions owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. If the Fund issues and has Preferred Shares outstanding, the Common Shareholders will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. See "—Preferred Shares" below. In addition, if the Fund has Borrowings outstanding, the Fund is not permitted to declare any cash dividend or other distribution on the Common Shares unless, at the time of such declaration, the value of the Fund's total assets less liabilities other than the principal amount represented by Borrowings is at least 300% of such principal amount after deducting the amount of such dividend or other distribution. See "—Borrowings" below. All Common Shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund sends annual and semi-annual reports, including financial statements, to all holders of its shares.

Listing and Symbol. The Fund's Common Shares are listed on the NYSE under the symbol "FMO."

Voting Rights. Until any Preferred Shares are issued, holders of the Common Shares will vote as a single class to elect the Fund's Board of Trustees and on additional matters with respect to which the 1940 Act mandates a vote by the Fund's shareholders. If Preferred Shares are issued, holders of Preferred Shares will have a right to elect two of the Fund's Trustees, and will have certain other voting rights. See "Anti-Takeover Provisions in the Fund's Governing Documents."

Book-Entry. The Common Shares will initially be held in the name of Cede & Co., as nominee for the Depository Trust Company ("DTC"). The Fund will treat Cede & Co. as the holder of record of the Common Shares for all purposes. In accordance with the procedures of DTC, however, purchasers of Common Shares will be deemed the beneficial owners of Common Shares purchased for purposes of dividends, voting and liquidation rights. Purchasers of Common Shares may obtain registered certificates by contacting the transfer agent, The Bank of New York.

Issuance of Additional Common Shares. The provisions of the 1940 Act generally require that the public offering price of common shares of a closed-end investment company (less underwriting commissions and discounts) must equal or exceed the NAV of such company's common shares (calculated within 48 hours of pricing), unless such sale is made with the consent of a majority of the company's outstanding common shareholders. At the Fund's annual meeting of shareholders held on July 18, 2007, as adjourned through October 15, 2007, holders of Common Shares of the Fund granted the Fund the authority to sell Common Shares for less than NAV, subject to the conditions listed below.

The Fund believes that having the ability to issue and sell Common Shares below NAV benefits all Common Shares in that it allows the Fund to quickly raise cash and capitalize on attractive investment opportunities while remaining fully invested at all times. The Fund expects to sell Common Shares below NAV only when the Sub-Adviser has identified attractive near-term investment opportunities. The Fund may only sell shares of common stock below NAV in accordance with the following conditions:

1.  Immediately following each offering of Common Shares, after deducting offering expenses and underwriting fees and commissions, the NAV per Common Share, as determined at any time within two business days prior to the pricing of the Common Shares to be sold, would not have been diluted by greater than a total of 1% of the NAV per share as a result of such offering. The Fund will not be subject to a maximum number of Common Shares that can be sold, a defined minimum sales price per share in any offering, or a maximum number of offerings it can make so long as for each offering the number of Common Shares offered and the price at which such shares are sold together would not result in dilution of the NAV per Common Shares in excess of the 1% limitation described above.

2.  The offering price per Common Share, before deduction of underwriting fees, commissions and offering expenses, will not be less than the NAV per Common Shares, as determined at any time within two business days prior to the pricing of the Common Shares to be sold in the offering.

3.  The Fund will only issue Common Shares below NAV if a majority of the Independent Trustees makes a determination that they reasonably expect that the investment(s) to be made with the net proceeds of such issuance will lead to a long-term increase in the NAV of Common Shares or the level of distributions to shareholders.

Because the Fund's Advisory Fee and Sub-Advisory Fee is based upon average Managed Assets, the Investment Adviser's and the Sub-Adviser's interest in recommending the issuance and sale of Common Shares below NAV may conflict with the interests of the Fund and its shareholders.

Borrowings

The Fund is permitted, without prior approval of the Common Shareholders, to borrow money. The Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting the Fund's assets as security. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Any such Borrowings together with any other Financial Leverage used by the Fund is expected initially to be approximately 30% of the Fund's total assets (including the proceeds from such Financial Leverage), although over time, under normal market conditions, the aggregate amount of Financial Leverage may diminish to lower levels. Also, the amount of Financial Leverage, if utilized, could increase to a maximum of 33 1/3% of the Fund's total assets in periods when the Adviser and Sub-Adviser deem it appropriate. A commercial paper conduit funding agreement entered into by the Fund on July 15, 2005 and amended on May 21, 2007 provides the Fund with a line of credit of $[                   ]. On                     , 2008, outstanding Borrowings under the line of credit were $[                   ], which represented % of the Fund's total assets. As of                     , 2008, the Fund paid interest with respect to such Borrowings at an annual average rate of %.

Limitations. Borrowings by the Fund are subject to certain limitations under the 1940 Act, including the amount of asset coverage required. In addition, agreements related to the Borrowings may also impose certain requirements, which may be more stringent than those imposed by the 1940 Act. See "Use of Financial Leverage" and "Risks—Financial Leverage Risk."

Distribution Preference. The rights of lenders to the Fund to receive interest on, and repayment of, principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on, or repayment of, principal. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

Preferred Shares

The Fund's Governing Document provide that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

The Board of Trustees reserves the right to change the foregoing percentage limitation and may issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding preferred shares to 50% of the value of the Fund's total assets less liabilities and indebtedness of the Fund. Any offering of Preferred Shares is conditioned upon favorable market conditions, a credit rating of AAA/Aaa from the NRSRO rating such Preferred Shares, and the Board's continuing belief that leveraging the Fund's capital structure through the issuance of Preferred Shares is likely to achieve the benefits to the Common Shareholders described in this Prospectus. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Governing Documents, it is likely that any Preferred Shares issued by the Fund will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure.

Distribution Preference. The Preferred Shares, if issued, would have complete priority over the Common Shares as to distributions of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights. Preferred Shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus, the Statement of Additional Information or the Governing Documents and except as otherwise required by applicable law, holders of Preferred Shares will vote together with Common Shareholders as a single class.

If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund's Trustees. The remaining Trustees will be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the Preferred Shares, the holders of all outstanding Preferred Shares, voting as a separate class, will be entitled to elect a majority of the Fund's Board of Trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of Preferred Shares will be required, in addition to the combined class vote of the holders of Preferred Shares and Common Shares. See "Anti-Takeover and Other Provisions in the Fund's Governing Documents."

Redemption, Repurchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. The terms may also state that the Fund may tender for or repurchase Preferred Shares. Any redemption or repurchase of Preferred Shares by the Fund will reduce the leverage applicable to Common Shares. See "Use of Financial Leverage."

The discussion above describes the Board of Trustees' present intention with respect to a possible offering of Preferred Shares or Borrowings. If the Board of Trustees determines to authorize any of the foregoing, the terms may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Governing Documents.

Capitalization

The following table provides information about the outstanding securities of the Fund as of                     , 2008:

Title of Class	Amount Authorized	Amount Held by the Fund or for its Account	Amount Outstanding
Common shares of beneficial interest, par value $0.01 per share	Unlimited	0	[ ]

ANTI-TAKEOVER AND OTHER PROVISIONS IN THE
FUND'S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions or (iii) the ability of the Fund's Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund's management. These provisions of the Governing Documents of the Fund may be regarded as "anti-takeover" provisions. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. A trustee may be removed from office by the action of a majority of the remaining Trustees followed by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective Trustee.

In addition, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Fund's Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class or series of shares of beneficial interest of the Fund.

The 5% holder transactions subject to these special approval requirements are:

•  the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder;

•  the issuance of any securities of the Fund to any Principal Shareholder for cash (other than pursuant of any automatic dividend reinvestment plan);

•  the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or

•  the sale, lease or exchange to the Fund or any subsidiary of the Fund, in exchange for securities of the Fund, of any assets of any Principal Shareholder, except assets having an aggregate fair market value of less than $1,000,000, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert the Fund to an open-end investment company, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of the Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of shares of the Fund, voting separately as a class or series, unless such amendment has been approved by at least 80% of the Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required. The foregoing vote would satisfy a separate requirement in the 1940 Act that any conversion of the Fund to an open-end investment company be approved by the shareholders. If approved in the foregoing manner, conversion of the Fund to an open-end investment company could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders.

To liquidate the Fund, the Fund's Agreement and Declaration of Trust requires the favorable vote of a majority of the Board of Trustees followed by the favorable vote of the holders of at least 75% of the outstanding shares of each affected class or series of the Fund, voting separately as a class or series, unless such liquidation has been approved by at least 80% of Trustees, in which case "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund shall be required.

For the purposes of calculating "a majority of the outstanding voting securities" under the Fund's Agreement and Declaration of Trust, each class and series of the Fund shall vote together as a single class, except to the extent required by the 1940 Act or the Fund's Agreement and Declaration of Trust with respect to any class or series of shares. If a separate vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of shareholders generally. Reference should be made to the Agreement and Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. This means that if you wish to sell your shares of a closed-end fund, you must trade them on the open market like any other stock at the prevailing market price at that time. By comparison, mutual funds issue securities redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments and use certain investment strategies to a greater extent than open-end funds, including financial leverage and investments in illiquid securities.

However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from net asset value, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to net asset value. The Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its net asset value and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share.

The Board of Trustees has reviewed the structure of the Fund in light of its investment objective and policies and has determined that the closed-end structure is in the best interests of the shareholders. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined below) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Code, Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

For purposes of this summary, the term "U.S. Shareholder'' means a beneficial owner of Common Shares that, for U.S. federal income tax purposes, is one of the following:

•  an individual who is a citizen or resident of the United States;

•  a corporation or other entity taxable as a corporation created in or organized under the laws of the United States or any state thereof;

•  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

•  a trust (x) if a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust or (y) that has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership holds Common Shares, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and the activities of the partnership. Partners of partnerships that hold Common Shares should consult their tax advisors.

The Fund

The Fund will be treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to state income tax by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the Common Shares.

The Fund intends to invest a significant portion of its assets in MLPs, which are generally treated as partnerships for U.S. federal income tax purposes. To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect to its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security. Any such gain will be subject to U.S. Federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP recourse debt, if any and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP's in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Given the types of income the Fund expects to earn through its investment in equity securities of MLPs, the Fund is not eligible to elect to be treated as a regulated investment company under the Code. All of the income from equity securities of certain MLPs is treated as qualifying income for purposes of qualifying as a regulated investment company under the Code, but only if not more than 25% of its assets is invested in the equity securities of MLPs. Thus, the Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. Shareholders (including individuals) will be fully taxable at ordinary income rates unless further Congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the Common Shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

The Fund's earnings and profits are generally calculated by making certain adjustments to the Fund's taxable income. Based upon the Fund's review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the Fund's earnings and profits. Accordingly, the Fund expects that only a portion of its distributions to its shareholders with respect to the Common Shares will be treated as dividends for U.S. federal income tax purposes. No assurance, however, can be given in this regard.

Because the Fund will invest a substantial portion of its Managed Assets in energy-related MLPs, special rules will apply to the calculation of the Fund's earnings and profits. For example, the Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the Fund's earnings and profits being higher than the Fund's taxable income in a particular year if the MLPs in which the Fund invests calculate their income using accelerated depreciation. Because of these differences, the Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the Fund's taxable income for such year.

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the Common Shares. Any such capital gain or loss will be a long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Each shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

Tax Risks

Investing in Common Shares involves certain tax risks, which are more fully described in the section "Risks—Tax Risks."

PLAN OF DISTRIBUTION

The Fund may sell up to $ in aggregate initial offering price of Common Shares from time to time under this Prospectus and any related Prospectus Supplement (1) directly to one or more purchases; (2) through agents; (3) through underwriters; (4) through dealers; or (5) pursuant to the Plan. Each Prospectus Supplement relating to an offering of Common Shares will state the terms of the offering, including:

•  the names of any agents, underwriters or dealers

•  any sales loads or other items constituting underwriters' compensation;

•  any discounts, commissions, or fees allowed or paid to dealers or agents;

•  the public offering or purchase price of the offered Common Shares and the net proceeds the Fund will receive from the sale; and

•  any securities exchange on which the offered Common Shares may be listed.

Direct Sales

The Fund may sell Common Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the 1933 Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the internet, to sell offered securities directly. The Fund will describe the terms of any of those sales in a Prospectus Supplement.

By Agents

The Fund may offer Common Shares through agents that the Fund may designate. The Fund will name any agent involved in the offer and sale and describe any commissions payable by the Fund in the Prospectus Supplement. Unless otherwise indicated in the Prospectus Supplement, the agents will be acting on a best efforts basis for the period of their appointment.

By Underwriters

The Fund may offer and sell Common Shares from time to time to one or more underwriters who would purchase the Common Shares as principal for resale to the public, either on a firm commitment or best efforts basis. If the Fund sells Common Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the Prospectus Supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions. The underwriters also may receive commissions from purchasers of Common Shares for whom they may act as agent. Unless otherwise stated in the Prospectus Supplement, the underwriters will not be obligated to purchase the Common Shares unless the conditions set forth in the underwriting agreement are satisfied, and if the underwriters purchase any of the Common Shares, they will be required to purchase all of the offered Common Shares. The underwriters may sell the offered Common Shares to or through dealers, and those dealers may receive discounts, concessions or commissions from the underwriters as well as from the purchasers for whom they may act as agent. Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If a Prospectus Supplement so indicates, the Fund may grant the underwriters an option to purchase additional Common Shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

By Dealers

The Fund may offer and sell Common Shares from time to time to one or more dealers who would purchase the securities as principal. The dealers then may resell the offered Common Shares to the public at fixed or varying prices to be determined by those dealers at the time of resale. The Fund will set forth the names of the dealers and the terms of the transaction in the Prospectus Supplement.

General Information

Agents, underwriters, or dealers participating in an offering of Common Shares may be deemed to be underwriters, and any discounts and commission received by them and any profit realized by them on resale of the offered Common Shares for whom they act as agent, may be deemed to be underwriting discounts and commissions under the 1933 Act.

The Fund may offer to sell securities either at a fixed price or at prices that may vary, at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices.

To facilitate an offering of Common Shares in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the Common Shares or any other security. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•  An overallotment in connection with an offering creates a short position in the common stock for the underwriter's own account.

•  An underwriter may place a stabilizing bid to purchase the Common Shares for the purpose of pegging, fixing, or maintaining the price of the Common Shares.

•  Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the Common Shares by bidding for, and purchasing, the Common Shares or any other securities in the open market in order to reduce a short position created in connection with the offering.

•  The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the Common Shares originally sold by the syndicate member is purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the Common Shares above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered Common Shares are sold for offering and sale may make a market in the offered Common Shares, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. There can be no assurance that there will be a liquid trading market for the offered Common Shares.

Under agreements entered into with the Fund, underwriters and agents may be entitled to indemnification by us against certain civil liabilities, including liabilities under the 1933 Act, or to contribution for payments the underwriters or agents may be required to make.

The underwriters, agents, and their affiliates may engage in financial or other business transactions with the Fund in the ordinary course of business.

The sum total of all compensation to Underwriters in connection with the offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to 9.0% of the total price to the public of the Common Shares.

The aggregate offering price specified on the cover of this Prospectus relates to the offering of the Common Shares not yet issued as of the date of this Prospectus.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as a broker or dealer and receive fees in connection with the execution of our portfolio transactions on behalf of the Fund after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of Common Shares for sale to their online brokerage account holders. Such allocations of Common Shares for internet distributions will be made on the same basis as other allocations. In addition, Common Shares may be sold by the underwriters to securities dealers who resell Common Shares to online brokerage account holders.

Automatic Dividend Reinvestment Plan

The Fund may issue and sell Common Shares pursuant to the Plan.

CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

The Bank of New York serves as the custodian of the Fund's assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund's assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

The Bank of New York serves as the Fund's dividend disbursing agent, Plan Agent under the Fund's Automatic Dividend Reinvestment Plan, transfer agent and registrar for the Common Shares of the Fund. The Bank of New York is located at 101 Barclay Street, New York, New York 10286.

Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement, Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Fund as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement. For the services, the Fund pays Claymore Advisors a fee, accrued daily and paid monthly, at the annualized rate of [ ].

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois ("Skadden"), as special counsel to the Fund in connection with the offering of the Common Shares. If certain legal matters in connection with an offering of Common Shares are passed upon by counsel for the underwriters of such offering, that counsel will be named in the Prospectus Supplement related to that offering.

ADDITIONAL INFORMATION

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act of 1933, as amended, and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC's web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser, Sub-Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

TABLE OF CONTENTS OF
STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information dated as of , 2008, has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. A Statement of Additional Information may be obtained without charge by writing to the Fund at its address at 2455 Corporate West Drive, Lisle, Illinois 60532 or by calling the Fund toll-free at (888) 991-0091. The Table of Contents of the Statement of Additional Information is as follows:

Page
The Fund

Investment Objective and Policies

Investment Restrictions

Management of the Fund

Portfolio Transactions

Portfolio Turnover

Taxation

General Information

Appendix A: Ratings of Investments

Appendix B: Proxy Voting Procedures

Report of Independent Registered Public Accounting Firm

Financial Statements for Fund

This Page Intentionally Left Blank

This Page Intentionally Left Blank

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted.

  $

Fiduciary/Claymore MLP

Opportunity Fund

Common Shares

PROSPECTUS

, 2008

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, dated January 30, 2008

Fiduciary/Claymore MLP Opportunity Fund

STATEMENT OF ADDITIONAL INFORMATION

Fiduciary/Claymore MLP Opportunity Fund (the "Fund") is a non-diversified, closed-end management investment company that commenced investment operations on December 28, 2004. The Fund's investment objective is to seek a high level of after-tax total return with an emphasis on current distributions paid to shareholders.

This Statement of Additional Information relates to the offering, from time to time, of up to $                  aggregate initial offering price of the Fund's common shares of beneficial interest, par value $0.01 per share ("Common Shares") in one or more offerings. This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund, dated                          , 2008 (the "Prospectus"), and any related supplement to the Prospectus (each a "Prospectus Supplement"). Investors should obtain and read the Prospectus and any related Prospectus Supplement prior to purchasing Common Shares. A copy of the Prospectus and any related Prospectus Supplement may be obtained without charge, by calling the Fund at (888) 991-0091.

The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed, or inspected at the Securities and Exchange Commission's office or via its website (www.sec.gov) at no charge. Capitalized terms used but not defined herein have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated                           , 2007.

THE FUND

The Fund is a non-diversified, closed-end management investment company organized under the laws of the State of Delaware that commenced investment operations on December 28, 2004. The Fund's Common Shares are listed on the New York Stock Exchange (the "NYSE") under the symbol "FMO."

INVESTMENT OBJECTIVE AND POLICIES

Investment Objective

The Fund's investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which Common Shareholders may invest in a portfolio of publicly traded securities of master limited partnerships ("MLPs") and MLP Affiliates (as defined in the Prospectus) (collectively "MLP entities"). MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund believes that as a result of the tax characterization of cash distributions made by MLPs to their investors, such as the Fund, a significant portion of the Fund's income will be tax-deferred, which will allow distributions by the Fund to Common Shareholders to include high levels of tax-deferred income. There can be no assurance that the Fund will achieve its investment objective.

The Fund's investment objective is considered fundamental and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund.

Additional Information About MLPs

The discussion that follows is intended to provide investors with a general overview of the structure and operations of MLPs. Each MLP is governed by its own partnership agreement. As a result, each MLP may be structured differently and aspects currently common to MLPs may vary significantly in the future. The market for MLPs has changed over time. The following discussion should be read only as a summary of current MLP characteristics. It is not, nor is it intended to be, a complete discussion of all aspects of MLPs.

An MLP is an entity receiving partnership taxation treatment under the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and whose partnership interests or "units" are traded on securities exchanges. MLPs are typically structured as limited partnerships or limited liability companies. As a result of being treated as a partnership, MLPs do not pay income taxes at the entity level.

An MLP has one or more general partners, who can be individuals, corporations, partnerships or other entities. The general partners control the operations of and manage the partnership. Typically the general partner is, or is controlled by, the sponsoring corporation of the MLP. Limited partners in an MLP provide capital in the partnership but have little (if any) role in the management of the MLP. When an investor buys units of an MLP, that investor becomes a limited partner in the MLP.

MLPs are founded in several ways. A non-traded partnership could offer its securities to the public. Several non-traded partnerships may roll up into a single MLP and offer securities to the public. A corporation may spin-off a segment of its business or a set of assets into an MLP of which it is the general partner, and use the cash proceeds received by selling those assets in the marketplace to fulfill debt obligations or invest in higher growth opportunities, while retaining operating control of the MLP. A newly formed company may operate as a MLP from its inception.

MLPs may purchase assets from its sponsor or general partner. Such transactions are intended to be based on terms comparable to those of market acquisitions of similar sets of assets. To insure that appropriate protections are in place, the board of the MLP generally establishes an independent committee that is responsible for reviewing and approving the terms of the transaction. The committee often obtains a fairness opinion and may retain counsel or other experts to assist in its evaluation. Since the sponsor or general partner normally has a significant equity stake in the MLP, it generally has an incentive to ensure that the transaction is fair to the MLP.

MLPs typically provide for an incentive distribution to the general partner. An incentive distribution structure provides that the general partner receives a larger proportionate share of the total distribution as distributions meet higher target levels. As cash flow grows, the general partner receives a greater interest in the

1

incremental income compared to the interests of the limited partners. While percentages vary among MLPs, the general partner's marginal share in distributions generally increases from 2% to 15% at the first designated distribution target threshold, moving up to 25% and 50% as higher thresholds are met. The aggregate amount distributed to limited partners will continue to increase as MLP distributions reach higher target thresholds. Given this incentive structure, the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners. Such an incentive structure may, however, result in divergent and potentially conflicting interests of limited partners and the general partner, as the general partner may have more motivation to pursue projects with high risk and high potential reward.

The table below summarizes the features of common units, subordinated units, I-Shares and general partner interests of MLPs and I-Shares:

	Common Units	Subordinated Units	I-Shares	General Partner Interests
Conversion Rights	Not applicable	One-to-one ratio into common units	None	None

Distribution Priority	First right to minimum quarterly distribution specified in partnership agreement; arrearage rights	Second right to minimum quarterly distribution; no arrearage rights	Equal in amount and priority to common units but paid in additional I-Shares at current market value of I-Shares	Same as common units; entitled to incentive distribution rights

Distribution Rate	Minimum as specified in partnership agreement; after minimum quarterly distributions are met, participate pro rata with subordinated units	Equal in amount to common units; participate pro rata with common units above the minimum quarterly distribution	Equal in amount to common units	Participate pro rata with common units and with subordinated units up to minimum quarterly distribution; entitled to incentive distribution at target levels above minimum quarterly distribution

Investors	Primarily retail	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as the fund	Primarily institutional	Founders and sponsoring parent entities, corporate general partners of MLPs, entities that sell assets to MLPs, and investors such as the Fund

Liquidation Priority	Intended to receive return of all capital first	Second right to return of capital; pro rata with common units thereafter	Same as common units (indirect right through I-Share issuer)	After payment of required amounts to limited partners

Taxes	Ordinary income to the extent of taxable income allocated to holder; tax-deferred return of capital thereafter to extent of holder's basis; remainder as capital gain	Same as common units	Full distribution treated as return of capital; since distribution is in shares, total basis is not reduced	Ordinary income to extent that (1) taxable income is allocated to holder (including all incentive distributions) and (2) tax depreciation is insufficient to cover fair market value depreciation owed to limited partners

Trading	Listed on New York Stock Exchange, American Stock Exchange and NASDAQ Stock Market	Typically not publicly traded	Listed on New York Stock Exchange or the American Stock Exchange	Not publicly traded; can be owned by publicly traded entity

Voting Rights	Limited to certain significant decisions; no annual election of directors	Same as common units	No direct MLP voting rights	Typically Board participation; votes on MLP operating strategy and direction

2

Additional Investment Policies

The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund may not buy all of the types of securities or use all of the investment techniques that are described.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred shares back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred shares. Generally, the right of the issuer to repurchase the preferred stock tends to reduce any premium that the preferred stock might otherwise trade at due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount that the preferred stock might otherwise trade at due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise paid. Preferred stock of certain companies offers the opportunity for capital appreciation as well as periodic income. This may be particularly true in the case of companies that have performed below expectations. If a company's performance has been poor enough, its preferred stock may trade more like common stock than like other fixed income securities, which may result in above average appreciation if the company's performance improves.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Securities Subject to Reorganization. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Sub-Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also discount what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such

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investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Sub-Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Sub-Adviser intends to select investments of the type described which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Warrants and Rights. The Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Sub-Adviser for inclusion in the Fund's portfolio.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities. Mortgage-backed securities represents ownership of an undivided interest in a pool of mortgages. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Asset-backed securities are similar to mortgage-backed securities except they represent ownership in a pool of notes or receivables on assets other than real estate, such as loans, leases, credit card receivables or royalties. The Fund does not currently anticipate investments in mortgages constituting a substantial part of its investment portfolio, but the Fund may invest in such securities if deemed appropriate by the Sub-Adviser.

Additional Information Regarding Energy Sector Investment and Related Risks

Some energy companies operate as "public utilities" or "local distribution companies," and are therefore subject to rate regulation by state or federal utility commissions. However, energy companies may be subject to greater competitive factors than utility companies, including competitive pricing in the absence of regulated tariff rates, which could cause a reduction in revenue and which could adversely affect profitability. Most Midstream MLPs with pipeline assets are subjected to government regulation concerning the construction, pricing and operation of pipelines. In many cases, the rates and tariffs charged by these pipelines are monitored by the Federal Energy Regulatory Commission ("FERC") or various state regulatory agencies.

Energy sector MLPs in which the Fund may invest can generally be classified as Midstream MLPs, Propane MLPs, Coal MLPs, Marine Transportation MLPs and Oil & Gas Production MLPs.

Midstream MLP natural gas services include the treating, gathering, compression, processing, transmission and storage of natural gas and the transportation, fractionation and storage of natural gas liquids (primarily propane, ethane, butane and natural gasoline). Midstream MLP crude oil services include the gathering, transportation, storage and terminalling of crude oil. Midstream MLP refined petroleum product services include the transportation (usually via pipelines, barges, rail cars and trucks), storage and terminalling of refined petroleum products (primarily gasoline, diesel fuel and jet fuel) and other hydrocarbon by-products. Midstream MLPs may also operate ancillary businesses including the marketing of the products and logistical services. MLP entities and energy companies that provide crude oil, refined product and natural gas services are subject to supply and demand fluctuations in the markets they serve which will be impacted by a wide range of factors including, fluctuating commodity prices, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, accidents or catastrophic events and economic conditions, among others.

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Propane MLP services include the distribution of propane to homeowners for space and water heating and to commercial, industrial and agriculture customers. Propane serves approximately 3% of the household energy needs in the United States, largely for homes beyond the geographic reach of natural gas distribution pipelines. Volumes are weather dependent and a majority of annual cash flow is earned during the winter heating season (October through March). MLP entities investing primarily in propane are subject to earnings variability based upon weather conditions in the markets they serve, fluctuating commodity prices, increased use of alternative fuels, increased governmental or environmental regulation and accidents or catastrophic events, among others.

Coal MLP services include the owning, leasing, managing, production and sale of coal and coal reserves. Electricity generation is the primary use of coal in the United States. Demand for electricity and supply of alternative fuels to generators are the primary drivers of coal demand. MLP entities and energy companies with coal assets are subject to supply and demand fluctuations in the markets they serve, which will be impacted by a wide range of factors including, fluctuating commodity prices, the level of their customers coal stockpiles, weather, increased conservation or use of alternative fuel sources, increased governmental or environmental regulation, depletion, rising interest rates, declines in domestic or foreign production, mining accidents or catastrophic events, health claims and economic conditions, among others.

Marine Transportation MLP services include the transportation of natural resources, including petroleum, petroleum products and liquefied natural gas. Marine Transportation MLPs are exposed to the highly cyclical nature of the tanker industry and may be subject to volatile changes in charter rates and vessel values, which may adversely affect the earnings of tanker companies. Fluctuations in charter rates and vessel values result from changes in the supply and demand for tanker capacity and changes in the supply and demand for oil and oil products. Changes in demand for transportation of oil over longer distances and the supply of tankers to carry that oil may materially affect the revenues, profitability and cash flows of tanker companies. Tanker company vessels are at risk of damage or loss because of events such as mechanical failure, collision, human error, war, terrorism, piracy, cargo loss and bad weather. These sorts of events could interfere with shipping lanes and result in market disruptions and a significant loss of tanker company earnings.

Oil & Gas Production MLPs services includes wellhead production, such as the extraction of oil or gas from natural deposits. Energy reserves naturally deplete as they are consumed over time. Energy companies that are either engaged in the production of energy commodities rely on the expansion of reserves through exploration of new sources of supply or the development of existing sources in order to grow or maintain their revenues. The financial performance of energy companies may be adversely affected if they are unable to cost-effectively acquire additional energy deposits sufficient to replace the natural decline of existing reserves. If an energy company is not able to raise capital on favorable terms, it may not be able to add to or maintain its reserves.

Energy sector MLP entities typically achieve distribution growth by internal and external means. Energy sector MLP entities achieve growth internally by experiencing higher commodity volume driven by the economy and population, and through the expansion of existing operations, including increasing the use of underutilized capacity, pursuing projects that can leverage and gain synergies with existing infrastructure and pursuing so called "greenfield projects." External growth is achieved by making accretive acquisitions.

Energy sector MLP entities are subject to various federal, state and local environmental laws and health and safety laws, as well as laws and regulations specific to their particular activities. Such laws and regulations address: health and safety standards for the operation of facilities, transportation systems and the handling of materials; air and water pollution requirements and standards; solid waste disposal requirements; land reclamation requirements; and requirements relating to the handling and disposition of hazardous materials. Energy sector MLP entities are directly or indirectly subject to the costs of compliance with such laws applicable to them, and changes in such laws and regulations may adversely affect their results of operations.

MLP entities operating interstate pipelines and storage facilities are subject to substantial regulation by the FERC, which regulates interstate transportation rates, services and other matters regarding natural gas pipelines, including the establishment of rates for service; regulation of pipeline storage and liquefied natural gas facility construction; issuing certificates of need for companies intending to provide energy services or constructing and

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operating interstate pipeline and storage facilities; and certain other matters. The FERC also regulates the interstate transportation of crude oil, including the regulation of rates and practices of oil pipeline companies; establishing equal service conditions to provide shippers with equal access to pipeline transportation; and establishment of reasonable rates for transporting petroleum and petroleum products by pipeline.

Energy sector MLP entities may be subject to liability relating to the release of substances into the environment, including liability under federal "SuperFund" and similar state laws for investigation and remediation of releases and threatened releases of hazardous materials, as well as liability for injury and property damage for accidental events, such as explosions or discharges of materials causing personal injury and damage to property. Such potential liabilities could have a material adverse effect upon the financial condition and results of operations of energy sector MLP entities.

Energy sector MLP entities are subject to numerous business related risks, including: deterioration of business fundamentals, reducing profitability due to development of alternative energy sources, changing demographics in the markets served, unexpectedly prolonged and precipitous changes in commodity prices and increased competition, which takes market share; the lack of growth of markets requiring growth through acquisitions; disruptions in transportation systems; the dependence of certain MLP entities upon the energy exploration and development activities of unrelated third parties; availability of capital for expansion and construction of needed facilities; a significant decrease in natural gas production due to depressed commodity prices or otherwise; the inability of MLP entities to integrate successfully recent or future acquisitions; and the general level of the economy.

The energy industry and particular energy companies may be adversely affected by possible terrorist attacks, such as the attacks that occurred on September 11, 2001. It is possible that facilities of energy companies, due to the critical nature of their energy businesses to the United States, could be direct targets of terrorist attacks or be indirectly affected by attacks on others. They may have to incur significant additional costs in the future to safeguard their assets. In addition, changes in the insurance markets after September 11, 2001 may make certain types of insurance more difficult to obtain or obtainable only at a significant additional cost. To the extent terrorism results in a lower level of economic activity, energy consumption could be adversely affected, which would reduce revenues and impede growth. Terrorist or war related disruption of the capital markets could also affect the ability of energy companies to raise needed capital.

Additional Information Regarding Options

Options Generally. The Fund may purchase or sell, i.e., write, options on securities (including those of MLP entities) and securities indices that are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund's portfolio among other purposes.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security underlying the option at a specified exercise price at any time during the term of the option or a specified time (depending on the type of option). The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security upon payment of the exercise price at the time called for by the option.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price. A put option is "covered" if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction.

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This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Sub-Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or in a private transaction. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Writing Covered Call Options. The following information supplements the discussion of the Fund's options strategies that are described in the Prospectus under "The Fund's Investments—Portfolio Contents—Covered Call Option Strategy."

The Fund will write call options and put options only if they are "covered." In the case of a call option on a common stock, MLP unit or other security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Sub-Adviser (in accordance with procedures established by the Board of Trustees) in such amount are segregated by the Fund's custodian) upon conversion or exchange of other securities held by the Fund. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above. A put option on a security is "covered" if the Fund segregates assets determined to be liquid by the Sub-Adviser as described above equal to the exercise price. A put option is also covered if the Fund holds a put on the same security as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated assets determined to be liquid by the Sub-Adviser as described above.

The standard contract size for a single option is 100 shares of the common stock. A call option whose strike price is above the current price of the underlying stock is called "out-of-the-money," an option whose strike price is below the current price of the underlying stock is called "in-the-money," and an option whose strike price equals the current price of the underlying stock is called "at-the-money."

The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Certain options, known as "American style" options may be exercised at any time during the term of the option. Other options, known as "European style" options, may be exercised only on the expiration date of the option. For conventional listed call options, the option's expiration date can be up to nine months from the date the call

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options are first listed for trading. Longer-term call options can have expiration dates up to three years from the date of listing. It is anticipated that most options that are written against Fund stock holdings as part of the Fund's covered call writing strategy will be repurchased prior to the option's expiration date, generating a gain or loss in the options. If the options were not to be repurchased, the option holder would exercise their rights and buy the stock from the Fund at the strike price if the stock traded at a higher price than the strike price.

Option contracts are originated and standardized by an independent entity called the Options Clearing Corporation (the "OCC"). Currently, options are available on over 2,300 stocks with new listings added periodically. The Fund will write (sell) call options that are generally issued, guaranteed and cleared by the OCC. Listed call options are traded on the American Stock Exchange, Chicago Board Options Exchange, International Securities Exchange, New York Stock Exchange, Pacific Stock Exchange, Philadelphia Stock Exchange or various other U.S. options exchanges.

Additional Risks Relating to Writing Covered Call Options. In addition to the risks listed in the Prospectus under "Risks—Risks Associated with Options on Securities," the following risks are associated with transactions in options on securities.

There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms. The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. Call options are marked to market daily and their value will be affected by changes in the value of and dividend rates of the underlying common stocks, an increase in interest rates, changes in the actual or perceived volatility of the stock market and the underlying common stocks and the remaining time to the options' expiration. Additionally, the exercise price of an option may be adjusted downward before the option's expiration as a result of the occurrence of certain corporate events affecting the underlying equity security, such as extraordinary dividends, stock splits, merger or other extraordinary distributions or events. A reduction in the exercise price of an option would reduce the Fund's capital appreciation potential on the underlying security.

The number of call options the Fund can write is limited by the number of shares of common stock the Fund holds, and further limited by the fact that call options generally represent 100 share lots of the underlying common stock. The Fund will not write "naked" or uncovered call options. Furthermore, the Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or purchase may be affected by options written or purchased by other

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investment advisory clients of the Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Other Derivative Instruments

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund's securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund's successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A "sale" of a futures contract (or a "short" futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the "initial margin" and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash

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payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices, possible reduction of the yield of the Fund due to the use of hedging, possible reduction in value of both the securities hedged and the hedging instrument, possible lack of liquidity due to daily limits on price fluctuations, imperfect correlation between the contracts and the securities being hedged, losses from investing in futures transactions that are potentially unlimited and the segregation requirements described below.

In the event the Fund sells a put option or enters into long futures contracts, under current interpretations of the Investment Company Act of 1940, as amended (the "1940 Act"), an amount of cash or liquid securities equal to the market value of the contract must be deposited and maintained in a segregated account with the custodian of the Fund to collateralize the positions, in order for the Fund to avoid being treated as having issued a senior security in the amount of its obligations. For short positions in futures contracts and sales of call options, the Fund may establish a segregated account (not with a futures commission merchant or broker) with cash or liquid securities that, when added to amounts deposited with a futures commission merchant or a broker as margin, equal the market value of the instruments or currency underlying the futures contracts or call options, respectively (but are no less than the stock price of the call option or the market price at which the short positions were established).

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss, which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities that the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in

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debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) that the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will maintain in a segregated asset account with the Fund's custodian, assets sufficient to cover the Fund's obligations with respect to such futures contracts, which will consist of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its custodian with respect to such futures contracts.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. Accordingly, the Sub-Adviser must assess the creditworthiness of the counterparty to determine the likelihood that the terms of the swap will be satisfied.

Swap agreements allow for a wide variety of transactions. Swap contracts are typically individually negotiated and structured to provide exposure to a variety of particular types of investments or market factors. Swap contracts can take many different forms and are known by a variety of names. To the extent consistent with the Fund's investment objectives and policies, the Fund is not limited to any particular form or variety of swap contract. The Fund may utilize swaps to increase or decrease its exposure to the underlying instrument, reference rate, foreign currency, market index or other asset. The Fund may also enter into related derivative instruments including caps, floors and collars. The Fund may be required to cover swap transactions. Obligations under swap agreements entered into on a net basis are generally accrued daily and any accrued but unpaid amounts owed by the Fund to the swap counterparty will be covered by segregating liquid assets. If the Fund enters into a swap agreement on other than a net basis, the Fund will segregate liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

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•  Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

•  Total return swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities, or securities indices, during the specified period, in return for receiving payments equal to a fixed or floating rate of interest or the total return from the other designated underlying asset(s).

•  Currency swaps. Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

•  Credit default swaps. When the Fund is the buyer of a credit default swap contract, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would normally pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it normally receives a stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would add the equivalent of leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap. Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund may enter into credit default swap contracts and baskets thereof for investment and risk management purposes, including diversification.

The use of interest rate, total return, currency, credit default and other swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Additional Risks Relating to Derivative Instruments

Neither the Adviser nor the Sub-Adviser is registered as a Commodity Pool Operator. The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act. Accordingly, the Fund's investments in derivative instruments described in the Prospectus and this SAI are not limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund's ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would either have to make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon that the Fund has written and that the Fund is unable to close, the

12

Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon by the Fund is subject to the ability of the Sub-Adviser to predict correctly movements in the direction of interest rates. If the Sub-Adviser's expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Additional Risks of Foreign Options, Futures Contracts and Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund's investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund's loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33% of the value of the Fund's total managed assets.

A loan may generally be terminated by the borrower on one business day notice, or by the Fund on five business days notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. The board of trustees of the Fund (the "Board of Trustees" or the "Board") will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund's ability to sell the collateral and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned

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securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in such loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities, the percentage limitations apply at the time of issuance and on an ongoing basis. These restrictions provide that the Fund shall not:

1.  Issue senior securities nor borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.  Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.  Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

4.  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

5.  Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to 33% of the Fund's total managed assets, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

6.  Concentrate our investments in a particular "industry," as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; provided, however, that this concentration limitation does not apply to (a) our investments in MLP entities, which may be concentrated in the energy industry, the natural resources industry and/or the real estate industry, (b) our investments in securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions, (c) when the Fund has taken a temporary defensive position, or (d) as otherwise permitted by applicable law.

MANAGEMENT OF THE FUND

Trustees and Officers

Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund

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with services, including agreements with the Adviser, who has delegated responsibility for management the Fund's portfolio to the Sub-Adviser, and with the Sub-Adviser.

The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

Following is a list of the names, business addresses, ages, present positions with the Fund, length of time served with the Fund, principal occupations during the past five years and other directorships held by each Trustee.

INDEPENDENT TRUSTEES:

Name, Business Address and Age	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Randall C. Barnes 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1951	Trustee	Trustee since 2004	Formerly, Senior Vice President Treasurer (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development (1987-1990) of PepsiCo, Inc. (1987-1997).	47	None

Howard H. Kaplan 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1970	Trustee	Trustee since 2004	Attorney with Blumenfeld, Kaplan & Sandweiss P.C., a full service law firm providing legal advice in virtually all aspects of business law and litigation.	2	None

Robert B. Karn III 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1942	Trustee	Trustee since 2004	Consultant (1998-present). Previously, Managing Partner, Financial and Economic Consulting (1977-1998), Manager (1970-1977) and Staff Accountant (1965-1970) of Arthur Andersen.	2	Director of Peabody Energy Company, GP Natural Resource Partners LLC and Kennedy Capital Management, Inc.

Ronald A. Nyberg 2455 Corporate West Drive Lisle, Illinois 60532. Year of birth: 1953	Trustee	Trustee since 2004	Principal of Nyberg & Cassioppi, LLC, a law firm specializing in Corporate Law, Estate Planning and Business Transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investment (1982-1999).	50	None

John M. Roeder 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1943	Trustee	Trustee since 2005	Financial consultant (1999-present). Director in Residence at The Institute for Excellence in Corporate Governance of the University of Texas at Dallas School of Management. Formerly, Office Managing Partner, Arthur Andersen, LLP.	2	Director, LMI Aerospace.

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Name, Business Address and Age	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Ronald E. Toupin , Jr. 2455 Corporate West Drive Lisle, Illinois 60532 Year of birth: 1958	Trustee	Trustee since 2004	Formerly, Vice President Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisor Corporation (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999) and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Company, Inc. (1982-1999).	47	None

Nicholas Dalmaso * 2455 Corporate West Drive Lisle, IL 60532 Year of birth: 1965	Trustee; President; Chief Legal and Executive Officer	Trustee since 2004	Senior Managing Director and Chief Administrative Officer of Claymore Advisors, LLC and Claymore Securities, Inc. (2001-present). Chief Legal and Executive Officer of Funds in the Fund Complex. Formerly, Assistant General Counsel, John Nuveen and Company Inc. (1999-2001). Former Vice President and Associate General Counsel of Van Kampen Investments, Inc. (1992-1999).	50	None

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INTERESTED TRUSTEES:

Name, Business Address and Age	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Joseph E. Gallagher, Jr. * 8112 Maryland Avenue, Suite 400 St. Louis, MO 63105 Year of birth: 1957	Trustee	Trustee since 2004	Executive Managing Director and Chief Operating Officer of Fiduciary Asset Management, LLC (1994-present). Member of the Board of Di-rectors for the Delta Gamma Center for Children with Vi-sual Impairments and for the Rossman School. Member of the St. Louis Chapter of the National Association for Business Economics.	2	None

*  Mr. Dalmaso is an interested person of the Fund because he is an officer of the Adviser and certain of its affiliates. Mr. Gallagher is an interested person of the Fund because he is an officer of the Sub-Adviser.

(1)  Each trustee serves a three year term concurrent with the class of Trustees for which he serves.

  —Messrs. Barnes and Dalmaso, as Class I Trustees, are expected to next stand for election at the Fund's 2009 annual meeting of shareholders.

  —Messrs. Gallagher, Kaplan and Nyberg, as Class II Trustees, are expected to next stand for election at the Fund's 2010 annual meeting of shareholders.

  —Messrs. Roeder, Toupin and Karn, as Class III Trustees, are expected to next stand for election at the Fund's 2008 annual meeting of shareholders.

(2)  As of the date of this SAI, the "Fund Complex" consists of 16 closed-end funds and 36 exchange-traded funds advised or serviced by the Adviser.

OFFICERS:

The following information relates to the executive officers of the Funds who are not Trustees. The officers are appointed by the Trustees and serve until their respective successors are chosen and qualified. The Funds' officers receive no compensation from the Funds but may also be officers or employees of the Investment Adviser, the Sub-Adviser or affiliates of the Investment Adviser or Sub-Adviser and may receive compensation in such capacities.

Name, Business Address(1) and Age	Position	Length of Time Served	Principal Occupations During the Past Five Years
Steven M. Hill Year of birth: 1964	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2004	Senior Managing Director of Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Financial Officer, Chief Accounting Officer and Treasurer of certain funds in the Fund Complex. Previously, Treasurer of Henderson Global Funds and Operations Manager for Henderson Global Investors (NA) Inc. (2002-2003); Managing Director, FrontPoint Partners LLC (2001-2002);
Vice President, Nuveen Investments (1999-2001); Chief Financial Officer, Skyline Asset Management LP, (1999); Vice President, Van Kampen Investments and Assistant Treasurer, Van Kampen mutual funds (1989-1999).

Bruce Saxon Year of birth: 1957	Chief Compliance Officer	Since 2006	Vice President-Fund Compliance Officer of Claymore Securities, LLC (2006-present). Chief Compliance Officer/Assistant Secretary of Harris Investment Management, Inc. (2003-2006). Director-Compliance of Harrisdirect LLC (1999-2003).

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Name, Business Address(1) and Age	Position	Length of Time Served	Principal Occupations During the Past Five Years
Mark E. Mathiasen Year of birth: 1978	Secretary	Since 2007	Assistant Vice President; Attorney of Claymore Securities, Inc. (Jan. 2007-present). Secretary of certain funds in the Fund Complex. Previously, Law Clerk, Idaho State Courts (2003-2006).

Jim Howley Year of birth: 1972	Assistant Treasurer	Since 2004	Vice President, Fund Administration of Claymore Securities, Inc. (2004-present). Assistant Treasurer of certain funds in the Fund Complex. Previously, Manager, Mutual Fund Administration of Van Kampen Investments, Inc.

Matthew J. Patterson Year of birth: 1971	Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2006- present). Secretary of certain funds in the Fund Complex. Formerly, Chief Compliance Officer and Clerk, The Preferred Group of Mutual Funds (2005-2006); Chief Compliance Officer and Secretary, Caterpillar Investment Management Ltd (2005-2006); Securities Counsel, Caterpillar Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP (2002-2004).

Melissa J. Nguyen Year of birth: 1978	Assistant Secretary	Since 2006	Vice President, Assistant General Counsel of Claymore Securities, Inc. (2005-present). Secretary of certain funds in the Fund Complex. Formerly, Associate, Vedder, Price, Kaufman & Kammholz, P.C. (2003-2005).

(1)  The business address of each officer of the Fund is 2455 Corporate West Drive, Lisle, Illinois 60532, unless otherwise noted.

Board Committees

The Trustees have determined that the efficient conduct of the Board of Trustees' affairs makes it desirable to delegate responsibility for certain specific matters to committees of the Board of Trustees. The committees meet as often as necessary, either in conjunction with regular meetings of the Board of Trustees or otherwise.

Audit Committee. The Board has an Audit Committee, composed of Messrs. Barnes, Kaplan, Karn, Nyberg, Roeder and Toupin. In addition to being "Independent Trustees" (defined for purposes herein as Trustees who: (1) are not "interested persons" of the Fund as defined by the 1940 Act and (2) are "independent" of the Fund as defined by the NYSE listing standards), each of these Trustees also meets the additional independence requirements for audit committee members as defined by the NYSE. The Audit Committee is charged with selecting the Fund's independent registered public accounting firm and reviewing accounting matters with the Fund's independent registered public accounting firm.

The Audit Committee presents the following report:

The Audit Committee has performed the following functions: (i) the Audit Committee reviewed and discussed the audited financial statements of the Fund with management of the Fund, (ii) the Audit Committee discussed with the Fund's independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, (iii) the Audit Committee received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Impendence Standards Board Standard No. 1 and has discussed with the Fund's independent registered public accounting firm the Fund's independent registered public accounting firm's independence and (iv) the Audit Committee recommended to the Board of Trustees of the Fund that the financial statements be included in the Fund's Annual Report for the past fiscal period.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee, composed of Messrs. Barnes, Kaplan, Karn, Nyberg, Roeder and Toupin, each of whom is an Independent Trustee.

As part of its duties, the Nominating and Governance Committee makes recommendations to the full Board with respect to candidates for the Board. The Nominating and Governance Committee will consider Trustee candidates recommended by Shareholders. In considering candidates submitted by Shareholders, the Nominating and Governance Committee will take into consideration the needs of the Board and the qualifications of the candidate. To have a candidate considered by the Nominating and Governance Committee, a Shareholder must submit the recommendation in writing and must include the information required by the Procedures for

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Shareholders to Submit Nominee Candidates, which are set forth as Appendix A to the Fund's Nominating and Governance Committee Charter. The Shareholder recommendation must be sent to the Fund's Secretary, c/o Claymore Advisors, LLC, 2455 Corporate West Drive, Lisle, Illinois 60532.

Executive Committee. Messrs. Dalmaso and Gallagher serve on the Fund's Executive Committee. The Executive Committee is authorized to act on behalf of and with the full authority of the Board of Trustees when necessary in the intervals between meetings of the Board of Trustees.

Board and Committee Meetings. During the Fund's fiscal year ended November 30, 2007, the Board held 6 meetings, the Fund's Audit Committee held 2 meetings and the Fund's Nominating and Governance Committee held 4 meetings.

Remuneration of Trustees and Officers

The Fund pays an annual retainer and fee per meeting attended to each Trustee who is not affiliated with the Adviser, Sub-Adviser or their respective affiliates and pays an additional annual fee to the chairman of the Board of Trustees and of any committee of the Board of Trustees. The following table provides information regarding the compensation of the Trustees for the Fund's fiscal year ended November 30, 2007. The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Name(1)	Aggregate Estimated Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Fund and Fund Complex Paid to Trustee
Randall C. Barnes	$	None	None	$
Howard H. Kaplan	$	None	None	$
Robert B. Karn III	$	None	None	$
Ronald A. Nyberg	$	None	None	$
John M. Roeder	$	None	None	$
Ronald E. Toupin				$

(1)  Trustees not entitled to compensation are not included in the table.

(2)  The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

Share Ownership

As of December 31, 2007, the most recently completed calendar year prior to the date of this SAI, each Trustee beneficially owned equity securities of the Fund and all registered investment companies in the Fund Complex overseen by the trustee in the dollar range amounts specified below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Fund Complex
Independent Trustees:
Randall C. Barnes
Howard H. Kaplan
Robert B. Karn III
Ronald A. Nyberg
John M. Roeder
Ronald E. Toupin
Interested Trustees:
Nicholas Dalmaso
Joseph E. Gallagher, Jr.

Indemnification of Officers and Trustees; Limitations on Liability

The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such

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person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

Portfolio Management

James J. Cunnane Jr., Managing Director and Senior Portfolio Manager, will serve as the portfolio manager for the Fund.

Other Accounts Managed By the Portfolio Manager. As of [ ], 2007, Mr. Cunnane managed [] registered investment companies with $[ ] million in assets; [ ] other pooled investment vehicle with $[ ] million in assets; and [ ] other accounts with a total of $[ ] billion in assets. [WRAP FEE ACCOUNTS]

Potential Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and /or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. The Sub-Adviser seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Fund.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Sub-Adviser and the Fund have adopted procedures for allocating portfolio transactions across multiple accounts.

With respect to securities transactions for the funds, the Sub-Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Sub-Adviser acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

The Sub-Adviser and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation. The portfolio manager's compensation consists of the following elements:

1.  Base Salary: The portfolio manager is paid a base salary by the Sub-Adviser which is set at a level determined to be appropriate based upon the individual's experience and responsibilities through the use of independent compensation surveys of the investment management industry.

2.  Annual Bonus: The portfolio manager's annual bonus will be taken from a "pool" that is based on the Sub-Adviser's earnings. The bonus will be payable in a combination of cash and restricted stock of the parent company of the Sub-Adviser.

The portfolio manager also participates in benefit plans and programs generally available to all employees of the Sub-Adviser.

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Securities Ownership of the Portfolio Manager. As of December 31, 2007 the dollar range of equity securities of the Fund beneficially owned by the portfolio manager is shown below:

James J. Cunnane, Jr.: [ ]

The Advisory Agreement

Claymore Advisors, LLC, a wholly-owned subsidiary of Claymore Group, Inc., acts as the Fund's investment adviser (the "Adviser") pursuant to an advisory agreement with the Fund (the "Advisory Agreement"). The Adviser is a Delaware limited liability company with principal offices located at 2455 Corporate West Drive, Lisle, Illinois 60532. The Adviser is a registered investment adviser.

Under the terms of the Advisory Agreement, the Adviser oversees the administration of all aspects of the Fund's business and affairs and provides, or arranges for others to provide, at the Adviser's expense, certain enumerated services, including maintaining the Fund's books and records, preparing reports to the Fund's shareholders and supervising the calculation of the net asset value of its shares. All expenses of computing the net asset value of the Fund, including any equipment or services obtained solely for the purpose of pricing shares or valuing its investment portfolio, will be an expense of the Fund under its Advisory Agreement unless the Adviser voluntarily assumes responsibility for such expense.

Pursuant to its terms, the Advisory Agreement remains in effect from year to year if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Advisory Agreement, the Fund has agreed that the name "Claymore" is the Adviser's property and that in the event the Adviser ceases to act as an investment adviser to the Fund, the Fund will change its name to one not including "Claymore."

Advisory Fees.

Fiscal Year Ended November 30,
	2007	2006	2005
The Adviser received approximate advisory fees of

The Sub-Advisory Agreement

Fiduciary Asset Management, LLC, a wholly-owned subsidiary of Piper Jaffray Companies, acts as the Fund's sub-adviser (the "Sub-Adviser") pursuant to sub-advisory agreement (the "Sub-Advisory Agreement") among the Fund, the Adviser and the Sub-Adviser. The Sub-Adviser is a is a Missouri limited liability company with principal offices at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105. The Sub-Adviser is a registered investment adviser.

Under the terms of the Sub-Advisory Agreement, the Sub-Adviser manages the portfolio of the Fund in accordance with its stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities on behalf of the Fund and manages its other business and affairs, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by the Sub-Adviser on behalf of the Fund under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average Managed Assets.

The Sub-Advisory Agreement remains in effect from year to year if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement,

21

by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

The Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Sub-Advisory Agreement, the Fund has agreed that the name "Fiduciary" is the Sub-Adviser's property, and that in the event the Sub-Adviser ceases to act as sub-advisor to the Fund, the Fund will change its name to one not including "Fiduciary."

Sub-Advisory Fees.

Fiscal Year Ended November 30,
	2007	2006	2005
The Sub-Adviser received approximate advisory fees of

Other Agreements

Administration Agreement. Claymore Advisors, LLC serves as administrator to the Fund. Pursuant to an administration agreement dated [date], Claymore Advisors, LLC is responsible for: (1) coordinating with the custodian and transfer agent and monitoring the services they provide to the Fund, (2) coordinating with and monitoring any other third parties furnishing services to the Fund, (3) supervising the maintenance by third parties of such books and records of the Funds as may be required by applicable federal or state law, (4) preparing or supervising the preparation by third parties of all federal, state and local tax returns and reports of the Fund required by applicable law, (5) preparing and, after approval by the Fund, filing and arranging for the distribution of proxy materials and periodic reports to shareholders of the Fund as required by applicable law, (6) preparing and, after approval by the Fund, arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (7) reviewing and submitting to the officers of the Fund for their approval invoices or other requests for payment of the Fund's expenses and instructing the custodian to issue checks in payment thereof and (8) taking such other action with respect to the Fund as may be necessary in the opinion of the administrator to perform its duties under the administration agreement.

Prior to [date], The Bank of New York served as administrator to the Fund. Pursuant to an administration agreement between the Fund and The Bank of New York, the Fund paid to The Bank of New York, as administrator, compensation as mutually agreed upon by the Fund and The Bank of New York, including the administrator's out-of-pocket expenses

Administration Fees.

Fiscal Year Ended November 30,
	2007	2006	2005
Claymore Advisors, LLC received approximate administration fees of
The Bank of New York received approximate administration fees of

PORTFOLIO TRANSACTIONS

Subject to policies established by the Board of Trustees of the Fund, the Sub-Adviser is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Sub-Adviser seeks to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of

22

securities. While the Sub-Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Sub-Adviser or its affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Sub-Adviser under the Sub-Advisory Agreement, and the expenses of the Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to Sub-Adviser and its affiliates in providing services to clients other than the Fund, and not all such information is used by the Sub-Adviser in connection with the Fund. Conversely, such information provided to the Sub-Adviser and its affiliates by brokers and dealers through whom other clients of the Sub-Adviser and its affiliates effect securities transactions may be useful to the Sub-Adviser in providing services to the Fund.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the Sub-Adviser and its affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Sub-Adviser and its affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

Commissions Paid. Unless otherwise disclosed below, the Fund paid no commissions to affiliated brokers during the last three fiscal years. The Fund paid the following commissions to brokers during the fiscal years shown:

Fiscal Year ended November 30,:	All Brokers	Affiliated Brokers [Name]
2007	[ ]	[ ]
2006	[ ]	[ ]
2005	[ ]	[ ]
Fiscal Year 2007 percentages:
Commissions with affiliate to total transactions		[ ]%
Value of brokerage transactions with affliate to total transactions		[ ]%

During the fiscal year ended November 30, 2007, the Fund paid $[ ] in brokerage commissions on transactions totaling $[ ] to brokers selected primarily on the basis of research services provided to the Adviser or the Sub-Adviser.

PORTFOLIO TURNOVER

Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will typically, under normal market conditions, be less than 30%.

TAXATION

This section and the discussion in the Prospectus (see "U.S. Federal Income Tax Considerations") provide a summary of the material U.S. federal income tax considerations generally applicable to U.S. Shareholders (as defined in the Prospectus) that acquire Common Shares pursuant to this offering and that hold such Common Shares as capital assets (generally, for investment). The discussion is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, judicial authorities, published positions of the Internal

23

Revenue Service (the "IRS") and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). This summary does not address all of the potential U.S. federal income tax consequences that may be applicable to the Fund or to all categories of investors (for example, non-U.S. investors), some of which may be subject to special tax rules. No ruling has been or will be sought from the IRS regarding any matter discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below. Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of Common Shares, as well as the effects of state, local and non-U.S. tax laws.

The Fund

The Fund will be treated as a regular corporation, or "C" corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally will be subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently at a maximum rate of 35%). In addition, as a regular corporation, the Fund will be subject to state income taxation by reason of its investments in equity securities of MLPs. The Fund may be subject to a 20% alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund's regular income tax liability. The extent to which the Fund is required to pay U.S. corporate income tax or alternative minimum tax could materially reduce the Fund's cash available to make distributions on the Common Shares. The Fund does not expect that it will be eligible to elect to be treated as a regulated investment company because the Fund intends to invest more than 25% of its assets in the equity securities of MLPs.

Certain Fund Investments

MLP Equity Securities. MLPs are similar to corporations in many respects, but differ in others, especially in the way they are treated for U.S. federal income tax purposes. A corporation is required to pay U.S. federal income tax on its income, and, to the extent the corporation distributes its income to its shareholders in the form of dividends from earnings and profits, its shareholders are required pay U.S. federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Unlike a corporation, an MLP is treated for U.S. federal income tax purposes as a partnership, which means no U.S. federal income tax is paid at the partnership entity level. A partnership's net income and net gains are considered earned by all of its partners and are generally allocated among all the partners in proportion to their interests in the partnership. Each partner pays tax on its share of the partnership's net income and net gains. All the other items that go into determining taxable income and tax owed are passed through to the partners as well, such as losses, deductions, expenses, etc. Partnership income is thus said to be taxed only at one level—at the partner level.

The Code generally requires all publicly-traded partnerships to be treated as corporations for U.S. federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as partnership for U.S. federal income tax purposes. Such publicly-traded partnerships are referred to herein as MLPs. Under these requirements, an MLP is required to receive 90 percent of its income from specified sources as qualifying income, such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, mining, refining (including fertilizers), marketing and transportation (including pipelines), of oil and gas, minerals, geothermal energy, or timber. Most MLPs today are in energy, timber or real estate related (including mortgage securities) businesses.

Although distributions from MLPs resemble corporate dividends, they are treated differently for U.S. federal income tax purposes. A distribution from an MLP is treated as a tax-free return of capital to the extent of the investor's basis in its MLP interest and as capital gain to the extent the distribution exceeds the investor's basis in the MLP. The investor's original basis is the price paid for the units (plus certain MLP recourse debt, if any) . The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

24

To the extent that the Fund invests in the equity securities of an MLP, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income the Fund's allocable share of the income, gains, losses, deductions and expenses recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Based upon a review of the historic results of the type of MLPs in which the Fund intends to invest, the Fund expects that the cash distributions it will receive with respect its investments in equity securities of MLPs will exceed the taxable income allocated to the Fund from such MLPs. No assurance, however, can be given in this regard. If this expectation is not realized, the Fund will have a larger corporate income tax expense than expected, which will result in less cash available to distribute to shareholders.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an equity security of an MLP equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund's adjusted tax basis in such equity security. Any such gain will be subject to U.S. federal income tax at the regular graduated corporate rates (currently at a maximum rate of 35%), regardless of how long the Fund has held such equity security. The amount realized by the Fund generally will be the amount paid by the purchaser of the equity security plus the Fund's allocable share, if any, of the MLP's debt that will be allocated to the purchaser as a result of the sale, exchange or other taxable disposition. The Fund's tax basis in its equity securities in an MLP is generally equal to the amount the Fund paid for the equity securities, (x) increased by the Fund's allocable share of the MLP's net taxable income and certain MLP debt, if any, and (y) decreased by the Fund's allocable share of the MLP's net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund's allocable share of such MLP's net taxable income may create a temporary economic benefit to the Fund, such distribution will increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of an equity security in the MLP by the Fund.

The Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the MLP's in which the Fund invests may be treated as items of tax preference for purposes of calculating the Fund's alternative minimum taxable income. Such items will increase the Fund's alternative minimum taxable income and increase the likelihood that the Fund may be subject to the alternative minimum tax.

Other Investments. The Fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term versus long-term), accelerate recognition of income to the Fund and defer Fund losses. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Fund to recognize income without receiving the corresponding amount cash.

If the Fund invests in debt obligations having original issue discount, the Fund may recognize taxable income from such investments in excess of any cash received therefrom.

Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by the Fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. Foreign taxes paid by the Fund will reduce the return from the Fund's investments. Shareholders will not be entitled to claim credits or deductions on their own tax returns for foreign taxes paid by the Fund.

U.S. Shareholders

Distributions. Distributions by the Fund of cash or property in respect of the Common Shares will be treated as dividends for U.S. federal income tax purposes to the extent paid from the Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles) and will be includible in gross income by a U.S. Shareholder upon receipt. Any such dividend will be eligible for the dividends received deduction if received by an otherwise qualifying corporate U.S. Shareholder that meets the holding period and other requirements for the dividends received deduction. Dividends paid by the Fund to certain non-corporate

25

U.S. Shareholders (including individuals), with respect to taxable years beginning on or before December 31, 2010, are eligible for U.S. federal income taxation at the rates generally applicable to long-term capital gains for individuals (currently at a maximum tax rate of 15%), provided that U.S. Shareholder receiving the dividend satisfies applicable holding period and other requirements. Thereafter, dividends paid by the Fund to certain non-corporate U.S. shareholders (including individuals) will be fully taxable at ordinary income rates unless further congressional action is taken.

If the amount of a Fund distribution exceeds the Fund's current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the U.S. Shareholder's tax basis in the Common Shares, and thereafter as capital gain. Any such capital gain will be long-term capital gain if such U.S. Shareholder has held the applicable Common Shares for more than one year.

U.S. Shareholders that participate in the Fund's Plan will be treated for U.S. federal income tax purposes as having (i) received a distribution equal to the reinvested amount and (ii) reinvested such amount in Common Shares.

Sales of Common Shares. Upon the sale, exchange or other taxable disposition of Common Shares, a U.S. Shareholder generally will recognize capital gain or loss equal to the difference between the amount realized on the sale, exchange or other taxable disposition and the U.S. Shareholder's adjusted tax basis in the Common Shares. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Shareholder has held the Common Shares for more than one year at the time of disposition. Long-term capital gains of certain non-corporate U.S. Shareholders (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 15% (scheduled to increase to 20% for taxable years beginning after December 31, 2010). The deductibility of capital losses is subject to limitations under the Code.

A U.S. Shareholder's adjusted tax basis in its Common Shares may be less than the price paid for the Common Shares as a result of distributions by the Fund in excess of the Fund's earnings and profits (i.e., returns of capital).

UBTI. Under current law, the Fund serves to "block" unrelated business taxable income ("UBTI") from being realized by its tax-exempt U.S. Shareholders. Notwithstanding the foregoing, a tax-exempt U.S. Shareholder could realize UBTI by virtue of its investment in the Fund if the Common Shares constitute debt-financed property in the hands of the tax-exempt U.S. Shareholder within the meaning of section 514(b) of the Code.

Information Reporting and Backup Withholding Requirements. In general, distributions on the Common Shares, and payments of the proceeds from a sale, exchange or other disposition of the Common shares paid to a U.S. Shareholder are subject to information reporting and may be subject to backup withholding (currently at a maximum rate of 28%) unless the U.S. Shareholder (i) is a corporation or other exempt recipient or (ii) provides an accurate taxpayer identification number and certifies that it is not subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from a payment to a U.S. Shareholder will be refunded or credited against the U.S. Shareholder's U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Each shareholders will receive, if appropriate, various written notices after the close of the Fund's taxable year describing the amount and the U.S. federal income tax status of distributions that were paid (or that are treated as having been paid) by the Fund to the shareholder, and the amount of any U.S. federal taxes withheld, during the preceding taxable year.

GENERAL INFORMATION

Book-Entry-Only Issuance

The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered

26

global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to the Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

Counsel and Independent Registered Public Accounting Firm

Skadden, Arps, Slate, Meagher & Flom LLP, Chicago, Illinois, is special counsel to the Fund in connection with the issuance of the Common Shares.

                        serves as the independent registered public accounting firm of the Fund and will annually render an opinion on the financial statements of the Fund.

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Proxy Voting Policy and Procedures and Proxy Voting Record

The Fund's Proxy Voting Policy and Procedures are included as Appendix B to this Statement of Additional Information. Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 851-0264. The information is also available on the SEC's web site at www.sec.gov.

Codes of Ethics

The Fund, the Adviser, Claymore Securities, Inc. and the Sub-Adviser each have adopted a code of ethics. The respective codes of ethics set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Adviser, Claymore Securities, Inc., the Sub-Adviser and their affiliates, as applicable. The codes of ethics of the Fund, the Adviser, Claymore Securities, Inc. and the Sub-Adviser are on file with the Securities and Exchange Commission and can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 942-8090. The codes of ethics are also available on the EDGAR Database on the Securities and Exchange Commission's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Washington, D.C. 20549-0102.

FINANCIAL STATEMENTS AND REPORT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund's audited financial statements appearing in the Fund's annual report to shareholders for the period ended [ ], including accompanying notes thereto and the report of [ ] thereon, are incorporated by reference in this Statement of Additional Information. Shareholder reports are available upon request and without charge by calling (888) 991-0091 or by writing the Fund at 2455 Corporate West Drive, Lisle, Illinois 60532.

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APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.  Likelihood of default—capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.  Nature of and provisions of the obligation; and

3.  Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA  Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA  Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A  Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB  Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B  Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC  Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC  The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C  The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI  The rating "CI" is reserved for income bonds on which no interest is being paid.

D  Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r  The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L  The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR  Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

*  Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1  This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3  Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B  Issues rated "B" are regarded as having only speculative capacity for timely payment.

C  This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D  Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA  This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA  A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A  An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB  An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB  As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa  Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa  Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A  Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa  Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (—) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P) – When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.  This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

—Leading market positions in well-established industries.

—High rates of return on Funds employed.

—Conservative capitalization structures with moderate reliance on debt and ample asset protection.

—Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

—Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa  Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa  Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a  Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa  Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba  Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

APPENDIX B

FIDUCIARY ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

[TO COME BY AMENDMENT]

B-1

PART C

OTHER INFORMATION

Item 25. Financial Statements And Exhibits

(1)	Financial Statements

	Part A —		Financial Highlights.

Part B —

Audited financial statements for the period ended [   ], 2007, including accompanying notes thereto and the report of [           ] thereon, are incorporated by reference to the Trust’s annual report to shareholders for the period ended [    ], 2007.

(2)	Exhibits

	(a)		Agreement and Declaration of Trust of Registrant(2)
	(b)		By-Laws of Registrant(2)
	(c)		Not applicable
	(d)		Form of Specimen Share Certificate(2)
	(e)		Dividend Reinvestment Plan of Registrant(2)
	(f)		Not applicable
	(g)	(i)	Form of Advisory Agreement between Registrant
and Claymore Advisors, LLC (the “Adviser”)(2)
		(ii)	Form of Sub-Advisory Agreement among
Registrant, Claymore Advisors, LLC and Fiduciary Asset
Management, LLC (the “Sub-Adviser”) (2)
	(h)	(i)	Form of Underwriting Agreement(+)
	(i)		Not applicable
	(j)		Form of Custody Agreement(2)
	(k)	(i)	Form of Stock Transfer Agency Agreement(2)
		(ii)	Form of Fund Accounting Agreement(2)
		(iii)	Form of Administration Agreement (+)
	(l)		Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP (+)
	(m)		Not applicable
	(n)		Consent of Independent Registered Public Accounting
Firm(+)
	(o)		Not applicable
	(p)		Form of Initial Subscription Agreement(2)
	(q)		Not applicable
	(r)	(i)	Code of Ethics of the Registrant, the Adviser and Claymore
Securities, Inc.(+)
		(ii)	Code of Ethics of the Sub-Adviser(+)
	(s)		Power of Attorney (*)

(*)	Filed herewith.
(+)	To be filed by amendment.

(1)	Incorporated by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2, filed November 22, 2004 (File No. 333-119674).
(2)	Incorporated by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2, filed December 8, 2004 (File No. 333-119674).

Item 26. Marketing Arrangements

Reference is made to Exhibit 2(h) to this Registration Statement to be filed by further amendment.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

NYSE listing fee	$
SEC Registration fees
Printing/engraving expenses
Accounting fees
Legal fees
NASD fee
Miscellaneous
Total

*                 To come by further amendment.

Item 28. Persons Controlled by or Under Common Control with Registrant

None

Item 29.

TITLE OF CLASS	NUMBER OF RECORD SHAREHOLDERS AS OF , 2008
Common shares of beneficial interest, par value $0.01 per share

*                 To come by further amendment.

Item 30.  Indemnification

Article V of the Registrant’s Agreement and Declaration of Trust provides as follows:

5.1 NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. Shareholders shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the Delaware General Corporation Law. No Trustee or officer of the Trust shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Trust or its Shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee or officer, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, he shall not, on account thereof, be held to any personal liability. Any repeal or modification of this Section 5.1 shall not adversely affect any right or protection of a Trustee or officer of the Trust existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

5.2 MANDATORY INDEMNIFICATION. (a) The Trust hereby agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth in this Article V by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “disabling conduct”). Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (1) a majority vote of a quorum of those Trustees who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion concludes that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below. (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that the indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the indemnitee shall provide adequate security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification. (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right which any person may have or hereafter acquire under this Declaration, the By-Laws of the Trust, any statute, agreement, vote of stockholders or Trustees who are “disinterested persons” (as defined in Section 2(a)(19) of the 1940 Act) or any other right to which he or she may be lawfully entitled. (e) Subject to any limitations provided by the 1940 Act and this Declaration, the Trust shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons, provided that such indemnification has been approved by a majority of the Trustees.

5.3 NO BOND REQUIRED OF TRUSTEES. No Trustee shall, as such, be obligated to give any bond or other security for the performance of any of his duties hereunder.

5.4 NO DUTY OF INVESTIGATION; NOTICE IN FUND INSTRUMENTS, ETC. No purchaser, lender, transfer agent or other person dealing with the Trustees or with any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Share, other security of the Trust, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Trustees under this Declaration or in their capacity as officers, employees or agents of the Trust. The Trustees may maintain insurance for the protection of the Trust Property, its Shareholders, Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable or is required by the 1940 Act.

5.5 RELIANCE ON EXPERTS. Each Trustee and officer or employee of the Trust shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

Item 31.  Business and Other Connections of the Adviser and the Sub-Adviser

The Adviser, a limited liability company organized under the laws of Delaware, acts as investment adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-62515).

The Sub-Adviser, a limited liability company organized under the laws of Missouri, acts as sub-adviser to the Registrant. The Registrant is fulfilling the requirement of this Item 30 to provide a list of the officers and directors of the Sub-Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the Sub-Adviser or those officers and directors during the past two years, by incorporating by reference the information contained in the Form ADV of the Sub-Adviser filed with the commission pursuant to the Investment Advisers Act of 1940 (Commission File No. 801-46751).

Item 32. Location of Accounts and Records

The accounts and records of the Registrant are maintained in part at the offices of the Fund, the Adviser and the Administrator at 2455 Corporate West Drive, Lisle, Illinois 60532, in part at the offices of the Sub-Adviser at 8112 Maryland Avenue, Suite 400, St. Louis, Missouri 63105, in part at the offices of the Custodian, Transfer Agent and Dividend Disbursing Agent at The Bank of New York, 101 Barclay Street, New York, New York 10216.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.             Registrant undertakes to suspend the offering of Common Shares until the prospectus is amended, if subsequent to the effective date of this registration statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of the registration statement or its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.             Not applicable.

3.             Not applicable.

4.             Registrant undertakes:

(a)                                to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1)                                to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2)                                to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3)                                to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b)                               that, for the purpose of determining any liability under the 1933 Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c)                                to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

5.                                       Registrant undertakes that, for the purpose of determining any liability under the 1933 Act the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.                                       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant’s Registration Statement has been signed on behalf of the Registrant, in the City of Lisle, State of Illinois, on the 30th day of January, 2008.

By: /s/ Nicholas Dalmaso
By: Nicholas Dalmaso, Trustee

As required by the Securities Act of 1933, as amended, the Registration Statement has been signed below by the following persons in the capacities set forth below on the 30th day of January, 2008.

Principal Executive Officer:

/s/ Nicholas Dalmaso
Nicholas Dalmaso	Trustee, President, Chief Legal and Executive
Officer

Principal Financial Officer:

/s/ Steven M. Hill*	Chief Financial Officer, Chief Accounting
Steven M. Hill	Officer and Treasurer

Trustees:

/s/ Randall C. Barnes*	Trustee
Randall C. Barnes

/s/ Joseph E. Gallagher, Jr.*	Trustee
Joseph E. Gallagher, Jr.

/s/ Howard H. Kaplan*	Trustee
Howard H. Kaplan

/s/ Robert B. Karn III*	Trustee
Robert B. Karn III

/s/ Ronald A. Nyberg*	Trustee
Ronald A. Nyberg

/s/ John M. Roeder*	Trustee
John M. Roeder

/s/ Ronald E. Toupin, Jr.*	Trustee
Ronald E. Toupin

* Signed by Nicholas Dalmaso pursuant to a power of attorney filed herewith.

By:	/s/ Nicholas Dalmaso
Nicholas Dalmaso
Attorney-In-Fact
January 30, 2008

Exhibit Index

EXHIBIT	EXHIBIT NAME

(s)	Power of Attorney